UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08030

Name of Registrant: Royce Micro-Cap Trust, Inc.

Address of Registrant: 1414 Avenue of the Americas
New York, NY 10019

Name and address of agent for service:	John E. Denneen, Esquire
1414 Avenue of the Americas
New York, NY 10019

Registrant’s telephone number, including area code: (212) 486-1445
Date of fiscal year end: December 31
Date of reporting period: January 1, 2005 – June 30, 2005

Item 1: Reports to Shareholders

S E M I A N N U A L R E P O R T
2005
Royce Value Trust Royce Micro-Cap Trust Royce Focus Trust www.roycefunds.com
TheRoyceFund
VALUE INVESTING IN SMALL COMPANIES FOR MORE THAN 30 YEARS

A FEW WORDS ON CLOSED-END FUNDS

Royce & Associates, LLC manages three closed-end funds: Royce Value Trust, the first small-cap value closed-end fund offering; Royce Micro-Cap Trust, the only micro-cap closed-end fund; and Royce Focus Trust, a closed-end fund that invests in a limited number of primarily small-cap companies.

 A closed-end fund is an investment company whose shares are listed on a stock exchange or are traded in the over-the-counter market. Like all investment companies, including open-end mutual funds, the assets of a closed-end fund are professionally managed in accordance with the investment objectives and policies approved by the fund’s Board of Directors. A closed-end fund raises cash for investment by issuing a fixed number of shares through initial and other public offerings that may include periodic rights offerings. Proceeds from the offerings are invested in an actively managed portfolio of securities. Investors wanting to buy or sell shares of a publicly traded closed-end fund after the offerings must do so on a stock exchange or the Nasdaq market, as with any publicly traded stock. This is in contrast to open-end mutual funds, in which the fund sells and redeems its shares on a continuous basis.

A CLOSED-END FUND OFFERS SEVERAL DISTINCT ADVANTAGES NOT AVAILABLE FROM AN OPEN-END FUND STRUCTURE

•
Since a closed-end fund does not issue redeemable securities or offer its securities on a continuous basis, it does not need to liquidate securities or hold uninvested assets to meet investor demands for cash redemptions, as an open-end fund must.

•
In a closed-end fund, not having to meet investor redemption requests or invest at inopportune times is ideal for value managers who attempt to buy stocks when prices are depressed and sell securities when prices are high.

•
A closed-end fund may invest more freely in less liquid portfolio securities because it is not subject to potential stockholder redemption demands. This is particularly beneficial for Royce-managed closed-end funds, which invest in small- and micro-cap securities.

•	The fixed capital structure allows permanent leverage to be employed as a means to enhance capital appreciation potential.

•	Unlike open-end funds, our closed-end funds are able to distribute capital gains on a quarterly basis. Each of the Funds has adopted a quarterly distribution policy for its common stock.

We believe that the closed-end fund structure is very suitable for the long-term investor who understands the benefits of a stable pool of capital.
WHY DIVIDEND REINVESTMENT IS IMPORTANT

A very important component of an investor’s total return comes from the reinvestment of distributions. By reinvesting distributions, our investors can maintain an undiluted investment in a Fund. For additional information on the Funds’ Distribution Reinvestment and Cash Purchase Options and the benefits for stockholders, see page 41.

Market Price
NAV
Fund Name
108 Royce Focus 8.55 8.90
109 Royce Micro Cap 13.88 13.52
110 Royce Value Trust 18.88 17.78
S&P 500 Covered Call Fund 19.03
S&P 500 GEARED Fund 19.15
S&P Qty Rank Glbl Eq Mgd 14.06
Salomon Bros 13.00
Bros Capital&Inc 16.94

	PERFORMANCE TABLE

	NAV AVERAGE ANNUAL TOTAL RETURNS Through June 30, 2005
		Royce Value Trust	Royce Micro-Cap Trust	Royce Focus Trust	Russell 2000
	Second Quarter 2005*	1.54%	0.38%	-1.27%	4.32%

	January-June 2005*	-2.03	-1.39	-6.29	-1.25

	1-Year	8.56	8.01	9.48	9.45

	3-Year	12.22	14.08	17.65	12.81

	5-Year	11.99	14.07	16.63	5.71

	10-Year	13.22	14.14	n/a	9.91

	Since Inception	12.37	13.81	12.51

	Inception Date	11/26/86	12/14/93	11/1/96**

	* Not annualized.

	** Date Royce & Associates, LLC assumed investment management responsibility.

	Royce Value Trust’s 15-year NAV average annual total return for the period ended 6/30/05 was 13.08%.

	IMPORTANT PERFORMANCE, RISK AND OTHER INFORMATION

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Performance information does not reflect the deduction of taxes that a stockholder would pay on distributions or on the sale of Fund shares. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when sold. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Royce Funds invest primarily in securities of small-cap and/or micro-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies.

    The thoughts expressed in this Report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at June 30, 2005, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of June 30, 2005 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this Report will be included in any Royce-managed portfolio in the future. All publicly released material information is always disclosed by the Funds on the website at www.roycefunds.com.

    The Russell 2000, Nasdaq Composite, S&P 500 and S&P 600 are unmanaged indices of domestic common stocks. Returns for the market indices used in this report were based on information supplied to Royce by Frank Russell and Morningstar. Royce has not independently verified the above described information. The Royce Funds is a service mark of The Royce Funds.

2 | THE ROYCE FUNDS SEMIANNUAL REPORT 2005

LETTER TO OUR STOCKHOLDERS

Dear Stockholder,
     In 2005’s first half, large- and small-cap stocks mirrored a performance pattern established in 2004 in which large-cap led during negative return periods, while small-cap drove returns in upswings. The large-cap S&P 500 outperformed the Russell 2000 from January through April, while the small-cap index was ahead in the rally that began on 4/28/05 and was still pushing prices upward as of this writing. However, strong performance in the rally could not move the Russell 2000 ahead of the S&P 500 for the year-to-date period ended 6/30/05: The Russell 2000 was down 1.3% versus a decline of 0.8% for the S&P 500, and a greater loss of 5.5% for the Nasdaq Composite.
     In 2003, micro-cap companies enjoyed a terrific year. The following year, high returns came primarily from larger small-cap stocks. No comparable pattern has yet emerged in 2005, in spite of The Royce Funds’ three closed-end funds generally underwhelming year-to-date results. Energy stocks were the clear-cut winners in the small-cap universe through the end of June. In The Royce Funds’ closed-end portfolios, holdings in non-energy sectors in general produced modest gains or lost value, though there were a few notable exceptions. As a result, Royce Value Trust and Royce Micro-Cap Trust struggled a bit in the short and intermediate terms, which can be seen in each Fund’s first-half and one-year returns. In fact, none of our closed-end funds was able to beat the Funds’ small-cap benchmark, the Russell 2000, for the year-to-date period ended 6/30/05, and only Royce Focus Trust outperformed the small-cap index for the one-year period ended 6/30/05 as well.
     Results for periods of three years or longer were solid (if not strong) on a relative basis and very strong on an absolute basis. All three Funds were ahead of the benchmark on a net asset value (NAV) basis for the five-year period ended 6/30/05. The two closed-end Funds with sufficient history–Royce Value Trust and Royce Micro-Cap Trust–also beat the Russell 2000 for the five- and 10-year periods ended 6/30/05 on both an NAV and a market price basis, while Royce Value Trust has been around long enough to have outperformed the Russell 2000 for the 15-year period ended 6/30/05 on both a market price and NAV basis. The news was good from a market cycle standpoint as well: Each of our closed-end Funds outperformed the small-cap index from its peak on 3/9/00 through 6/30/05.
     We appreciate your continued support.

Sincerely,

Charles M. Royce
     President

July 31, 2005

For more than 30 years, we have used various value approaches to invest in smaller-cap securities. We focus primarily on the quality of a company’s balance sheet, its ability to generate free cash flow and other measures of profitability or sound financial condition. At times, we may also look at other factors, such as a company’s unrecognized asset values, its future growth prospects or its turnaround potential following an earnings disappointment or other business difficulties. We then use these factors to assess the company’s current worth, basing the assessment on either what we believe a knowledgeable buyer might pay to acquire the entire company, or what we think the value of the company should be in the stock market.
THE ROYCE FUNDS SEMIANNUAL REPORT 2005 | 3

ROYCE VALUE TRUST

	NAV AVERAGE ANNUAL TOTAL RETURNS Through 6/30/05
Manager’s Discussion
For the year-to-date period ended 6/30/05, Royce Value Trust (RVT) was down 2.0% on a net asset value basis (NAV) and down 3.6% on a market price basis, each return behind those of the Fund’s two small-cap benchmarks, the Russell 2000 (which was down 1.3%) and the S&P 600 (which was up 1.8%) for the same period. Although a short-term period, the Fund’s results were nonetheless disappointing. In the more bearish first quarter, RVT was down 3.5% on an NAV basis and 5.2% on a market price basis, both results ahead of the Russell 2000’s (-5.3%), but behind that of the S&P 600 (-2.1%). When stock prices began to recover late in April, the Fund was unable to keep pace with its benchmarks. RVT was up 1.5% on an NAV basis and 1.7% on a market price basis in the second quarter, while the Russell 2000 gained 4.3% and the S&P 600 was up 3.9%.
     The Fund’s NAV performance over market-cycle and other long-term periods remained strong on both an absolute and relative basis. From the small-cap market peak on 3/9/00 through 6/30/05, RVT gained 75.0% versus 13.0% for the Russell 2000 and 56.0% for the S&P 600. RVT was also competitive for the period from the small-cap market trough on 10/9/02 through 6/30/05 with a gain of 99.3% versus 102.3% for the Russell 2000 and 100.0% for the S&P 600. In addition, the Fund outpaced each of its small-cap benchmarks on an NAV basis for the five-, 10-, 15-year and since inception (11/26/86) periods ended 6/30/05, while on a market price basis, RVT outperformed both benchmarks for these periods and the one- and three-year periods ended 6/30/05. RVT’s average annual NAV total return since inception was 12.4%.
     Technology companies bore the brunt of poor performance, with losses that more than tripled that of the Fund’s second worst-performing sector, Industrial Services. In fact, results for many of the Fund’s industrial-based holdings that helped to elevate performance in 2004 cooled off in the first half of 2005, though they were not alone. In addition to losses in Technology, Industrial Services and Industrial Products, four of the Fund’s other eight sectors posted losses in the first half. The environment for tech issues improved marginally when the market as a whole rebounded, but the recovery was inconsistent and did little to lift the performance of the Fund’s Technology holdings as a group. Based on their valuations, however, we still liked the long-term prospects for many of RVT’s holdings in the sector at June 30. Throughout the portfolio, poor performance owed more to a larger number of companies losing money in a down market than it did to exceptionally difficult or catastrophic conditions in a particular sector or industry, even among Technology stocks. In some cases, we added to existing positions, while in others we maintained our position because declining prices did not create compelling bargains. There were also situations that led us to sell positions. Among the Fund’s bright spots in the first half were retail store stocks in the Consumer Services sector, insurance companies within Financial Intermediaries, Health stocks as a whole, and Natural Resources holdings, particularly oil and natural gas companies.

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Performance information does not reflect the deduction of taxes that a stockholder would pay on distributions or on the sale of shares. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when sold. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com.

	Second Quarter 2005*			1.54%

	January - June 2005*			-2.03

	1-Year			8.56

	3-Year			12.22

	5-Year			11.99

	10-Year			13.22

	15-Year			13.08

	Since Inception (11/26/86)			12.37

*	Not annualized.

	CALENDAR YEAR NAV TOTAL RETURNS
	Year	RVT	Year	RVT
	2004	21.4%	1996	15.5%

	2003	40.8	1995	21.1

	2002	-15.6	1994	0.1

	2001	15.2	1993	17.3

	2000	16.6	1992	19.3

	1999	11.7	1991	38.4

	1998	3.3	1990	-13.8

	1997	27.5	1989	18.3

	TOP 10 POSITIONS % of Net Assets Applicable to Common Stockholders
	Apollo Investment			1.5%

	Ritchie Bros. Auctioneers			1.3

	Alliance Capital Management Holding L.P.			1.2

	SEACOR Holdings			1.0

	Arrow International			1.0

	Lincoln Electric Holdings			1.0

	Cimarex Energy			0.9

	Coherent			0.9

	Endo Pharmaceuticals Holdings			0.9

	Carbo Ceramics			0.9

	PORTFOLIO SECTOR BREAKDOWN % of Net Assets Applicable to Common Stockholders
	Technology			23.2%

	Industrial Products			19.8

	Industrial Services			14.4

	Financial Intermediaries			11.3

	Natural Resources			10.9

	Financial Services			10.1

	Health			10.1

	Consumer Products			9.5

	Consumer Services			6.9

	Utilities			0.3

	Diversified Investment Companies			0.1

	Miscellaneous			3.2

	Bonds & Preferred Stocks			0.2

	Treasuries, Cash and Cash Equivalents			3.1

4 | THE ROYCE FUNDS SEMIANNUAL REPORT 2005

ROYCE MICRO-CAP TRUST

Manager’s Discussion
Royce Micro-Cap Trust (RMT) was down 1.4% on a net asset value basis (NAV) and down 4.7% on a market price basis for the year-to-date period ended 6/30/05. On an NAV basis, the Fund was only slightly behind its small-cap benchmark, the Russell 2000, which lost 1.3% for the same period, though its market price return trailed by a wider margin. The Fund’s results were disappointing, though short-term time periods, whether good or bad, are not a matter that generally raises great concern with us. RMT was down 1.8% on an NAV basis and down 8.4% on a market price basis in the first quarter versus a decline of 5.3% for the Russell 2000. In the short-term rally that began late in April and gave many stocks positive second-quarter returns, the Fund did not participate to the same degree as its small-cap benchmark. RMT was up 0.4% on an NAV basis and 4.0% on a market price basis in the second quarter, while the Russell 2000 gained 4.3%.
     However, an underwhelming six months did not adversely affect RMT’s strong NAV performance over market-cycle and other long-term periods. From the small-cap market peak on 3/9/00 through 6/30/05, RMT gained 86.5% versus 13.0% for the Russell 2000. While outperformance of the small-cap index from a market high is not unusual for a value-oriented portfolio, beating the Russell 2000 from a market low is less likely. We were thus very pleased that RMT outpaced its benchmark for the period from the small-cap market trough on 10/9/02 through 6/30/05, with a gain of 115.8% versus 102.3% for the Russell 2000. In addition, the Fund outperformed its small-cap benchmark on an NAV basis for the three-, five-, 10-year and since inception (12/14/93) periods ended 6/30/05, while on a market price basis, RMT outperformed the Russell 2000 for each of these periods as well as for the one-year period ended 6/30/05. RMT’s average annual NAV total return since inception was 13.8%.
     Although five of the Fund’s 10 sectors posted losses in the first half, Technology was hardest hit as a group. Losses on a dollar basis for holdings in that sector were more than three times that of the next poorest-performing group, Industrial Services. While unwelcome, it was not entirely surprising to see the Fund’s Tech issues struggle. The sector was not only the Fund’s best performing area in 2003–a very strong year for micro-cap stocks in general–but was also profitable on a dollar basis in 2004, so some give-back seemed inevitable. In addition, Technology was the Fund’s largest sector at June 30, as it was at the end of 2003 and 2004, so it makes sense that holdings in that area would have a significant impact on performance. Throughout the portfolio, our practice during any down period is to look for what we think is attractive value among stocks whose prices are falling, whether in new or existing positions. In the first half, we did increase our stake in certain positions that declined in value, while in others we chose to maintain our position because we did not see the kind of bargains that would have made additional purchases seem wise. We built positions in specialty chemical producer and distributor Aceto Corporation and in technology products and services provider PC Mall. At June 30, we also held good-sized positions in aerospace components maker Lowrance Electronics, electronic components distributor Richardson Electronics and IT and business consultant Computer Task Group.

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Performance information does not reflect the deduction of taxes that a stockholder would pay on distributions or on the sale of shares. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when sold. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com.
NAV AVERAGE ANNUAL TOTAL RETURNS Through 6/30/05
Second Quarter 2005*			0.38%

January - June 2005*			-1.39

1-Year			8.01

3-Year			14.08

5-Year			14.07

10-Year			14.14

Since Inception (12/14/93)			13.81
* Not annualized.

CALENDAR YEAR NAV TOTAL RETURNS
Year	RMT	Year	RMT
2004	18.7%	1998	-4.1%

2003	55.6	1997	27.1

2002	-13.8	1996	16.6

2001	23.4	1995	22.9

2000	10.9	1994	5.0

1999	12.7

TOP 10 POSITIONS % of Net Assets Applicable to Common Stockholders
Juno Lighting			1.4%

Sapient Corporation			1.4

Stein Mart			1.4

HomeFed Corporation			1.3

Transaction Systems Architects Cl. A			1.2

ASA Bermuda			1.1

Excel Technology			1.1

Seneca Foods			1.1

Covansys Corporation			1.0

PICO Holdings			1.0

PORTFOLIO SECTOR BREAKDOWN % of Net Assets Applicable to Common Stockholders
Technology			26.0%

Health			15.6

Industrial Products			15.2

Industrial Services			14.4

Natural Resources			10.4

Financial Intermediaries			5.9

Consumer Services			5.8

Consumer Products			5.2

Financial Services			1.7

Diversified Investment Companies			1.6

Miscellaneous			4.9

Preferred Stock			0.4

Cash and Cash Equivalents			14.3

THE ROYCE FUNDS SEMIANNUAL REPORT 2005 | 5

ROYCE FOCUS TRUST

	NAV AVERAGE ANNUAL TOTAL RETURNS Through 6/30/05
Manager’s Discussion
Royce Focus Trust (FUND) endured a dismal first half, with a decline of 6.3% on a net asset value (NAV) basis and a loss of 16.2% on a market price basis for the year-to-date period ended 6/30/05, both results trailing its small-cap benchmark, the Russell 2000, which lost 1.3% for the same period. The Fund struggled in the downdraft that lasted through the first quarter until 4/28/05. In the first quarter, the Fund was down 5.1% on an NAV basis and down 4.3% on a market price basis, then down another 6.5% and 9.5%, respectively, in April. The likelihood of attaining positive first-half returns became impossible when the Fund’s respectable NAV results in May and June could not generate a positive second-quarter return. (The Fund’s market price results for May and June were negative.) Short-term losses on both an NAV and market price basis were not entirely surprising in the context of the portfolio’s very strong returns in 2004 and 2003–a snap-back of some kind seemed inevitable. Of course, this does not mean that we were not disappointed. Negative returns, even in the short term, are never something that we welcome, even though we understand that at times they are probably unavoidable.
     The Fund’s NAV returns were strong on both an absolute and relative basis in the longer-term and market cycle periods ended 6/30/05. From the small-cap market peak on 3/9/00, FUND soundly beat the Russell 2000, up 113.6% versus 13.0% for the small-cap index. The Fund also outpaced the Russell 2000 from the small-cap market trough on 10/9/02, gaining 124.6% versus 102.3% for its benchmark. In addition, FUND was ahead of the Russell 2000 for the one-, three-, five-year and since inception of our management (11/1/96) periods ended 6/30/05. The Fund’s average annual NAV total return for the since inception period was 12.5%.
     Eight of the Fund’s nine equity sectors posted net losses in the first half, with the most significant on a dollar basis coming from the Industrial Products, Industrial Services and Financial Services sectors. In some cases, we took advantage of lower prices by buying additional shares, such as in biotech firm Lexicon Genetics, which uses proprietary gene knockout technology to treat disease. We liked both its new business partnerships and its progress toward new treatments enough to build our position in May. We were also confident in the long-term prospects for Dycom Industries, so we increased our stake in March. The company provides contract engineering and construction services for the telecommunications and cable industries. In May, it forecasted reduced fiscal fourth-quarter revenues (to end on 7/31/05), which caused its stock to remain mostly underwater through the remainder of the first half.
     We continued to hold a good-sized position in Schnitzer Steel Industries when its price began to slip after reaching record highs earlier in 2005. Low debt, growing revenues and its status as an established leader in a business with high barriers to entry–scrap metal and recycling–first led us to the firm. Many forecasts for the domestic steel industry have been negative, which also played a role in the sell-off. The difficulty of integrating a new acquisition was a factor in the falling share price of eFunds Corporation. Still holding a high opinion of its fundamentals and management, we held a sizeable position in this multi-service financial company that deals in risk management, electronic transaction processing and ATM management.

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Performance information does not reflect the deduction of taxes that a stockholder would pay on distributions or on the sale of shares. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when sold. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com.

	Second Quarter 2005*	-1.27%

	January - June 2005*	-6.29

	1-Year	9.48

	3-Year	17.65

	5-Year	16.63

	Since Inception (11/1/96) †	12.51

*	Not annualized.

†	Royce & Associates assumed investment management responsibility for the Fund on 11/1/96.

	CALENDAR YEAR NAV TOTAL RETURNS
	Year	FUND
	2004	29.2%

	2003	54.3

	2002	-12.5

	2001	10.0

	2000	20.9

	1999	8.7

	1998	-6.8

	1997	20.5

	TOP 10 POSITIONS % of Net Assets Applicable to Common Stockholders
	New Zealand Government 6.5% Bond	5.7%

	Athena Neurosciences Finance 7.25% Bond	4.6

	Canadian Government 3% Bond	4.1

	Trican Well Service	3.0

	Simpson Manufacturing	3.0

	IPSCO	2.9

	Glamis Gold	2.8

	Metal Management	2.8

	Alleghany Corporation	2.5

	Endo Pharmaceuticals Holdings	2.5

	PORTFOLIO SECTOR BREAKDOWN % of Net Assets Applicable to Common Stockholders
	Industrial Products	19.5%

	Natural Resources	17.9

	Technology	10.6

	Health	7.8

	Financial Services	4.9

	Finanical Intermediaries	4.6

	Industrial Services	3.7

	Consumer Services	3.4

	Consumer Products	1.7

	Bonds	15.6

	Treasuries, Cash and Cash Equivalents	30.8

6 | THE ROYCE FUNDS SEMIANNUAL REPORT 2005

HISTORY SINCE INCEPTION

The following table details the share accumulations by an initial investor in the Funds who reinvested all distributions (including fractional shares) and participated fully in primary subscriptions for each of the rights offerings. Full participation in distribution reinvestments and rights offerings can maximize the returns available to a long-term investor. This table should be read in conjunction with the Performance and Portfolio Reviews of the Funds.

History		Amount Invested	Purchase Price*	Shares	NAV Value**	Market Value**

Royce Value Trust
11/26/86	Initial Purchase	$10,000	$10.000	1,000	$9,280	$10,000
10/15/87	Distribution $0.30		7.000	42
12/31/87	Distribution $0.22		7.125	32	8,578	7,250
12/27/88	Distribution $0.51		8.625	63	10,529	9,238
9/22/89	Rights Offering	405	9.000	45
12/29/89	Distribution $0.52		9.125	67	12,942	11,866
9/24/90	Rights Offering	457	7.375	62
12/31/90	Distribution $0.32		8.000	52	11,713	11,074
9/23/91	Rights Offering	638	9.375	68
12/31/91	Distribution $0.61		10.625	82	17,919	15,697
9/25/92	Rights Offering	825	11.000	75
12/31/92	Distribution $0.90		12.500	114	21,999	20,874
9/27/93	Rights Offering	1,469	13.000	113
12/31/93	Distribution $1.15		13.000	160	26,603	25,428
10/28/94	Rights Offering	1,103	11.250	98
12/19/94	Distribution $1.05		11.375	191	27,939	24,905
11/3/95	Rights Offering	1,425	12.500	114
12/7/95	Distribution $1.29		12.125	253	35,676	31,243
12/6/96	Distribution $1.15		12.250	247	41,213	36,335
1997	Annual distribution total $1.21		15.374	230	52,556	46,814
1998	Annual distribution total $1.54		14.311	347	54,313	47,506
1999	Annual distribution total $1.37		12.616	391	60,653	50,239
2000	Annual distribution total $1.48		13.972	424	70,711	61,648
2001	Annual distribution total $1.49		15.072	437	81,478	73,994
2002	Annual distribution total $1.51		14.903	494	68,770	68,927
1/28/03	Rights Offering	5,600	10.770	520
2003	Annual distribution total $1.30		14.582	516	106,216	107,339
2004	Annual distribution total $1.55		17.604	568	128,955	139,094
2005	Year-to-date distribution total $0.80		18.341	300

6/30/05		$21,922		7,105	$126,327	$134,142

Royce Micro-Cap Trust
12/14/93	Initial Purchase	$7,500	$7.500	1,000	$7,250	$7,500
10/28/94	Rights Offering	1,400	7.000	200
12/19/94	Distribution $0.05		6.750	9	9,163	8,462
12/7/95	Distribution $0.36		7.500	58	11,264	10,136
12/6/96	Distribution $0.80		7.625	133	13,132	11,550
12/5/97	Distribution $1.00		10.000	140	16,694	15,593
12/7/98	Distribution $0.29		8.625	52	16,016	14,129
12/6/99	Distribution $0.27		8.781	49	18,051	14,769
12/6/00	Distribution $1.72		8.469	333	20,016	17,026
12/6/01	Distribution $0.57		9.880	114	24,701	21,924
2002	Annual distribution total $0.80		9.518	180	21,297	19,142
2003	Annual distribution total $0.92		10.004	217	33,125	31,311
2004	Annual distribution total $1.33		13.350	257	39,320	41,788
2005	Year-to-date distribution total $0.62		13.642	126

6/30/05		$8,900		2,868	$38,775	$39,808

Royce Focus Trust
10/31/96	Initial Purchase	$4,375	$4.375	1,000	$5,280	$4,375
12/31/96					5,520	4,594
12/5/97	Distribution $0.53		5.250	101	6,650	5,574
12/31/98					6,199	5,367
12/6/99	Distribution $0.145		4.750	34	6,742	5,356
12/6/00	Distribution $0.34		5.563	69	8,151	6,848
12/6/01	Distribution $0.14		6.010	28	8,969	8,193
12/6/02	Distribution $0.09		5.640	19	7,844	6,956
12/8/03	Distribution $0.62		8.250	94	12,105	11,406
2004	Annual distribution total $1.74		9.325	259	15,639	16,794
5/6/05	Rights offering	2,669	8.340	320
2005	Year-to-date distribution total $0.24		9.059	47

6/30/05		$7,044		1,971	$17,542	$16,852

*	Beginning with the 1997 (RVT), 2002 (RMT) and 2004 (FUND) distributions, the purchase price of distributions is a weighted average of the distribution reinvestment prices for the year.
**	Other than for initial purchase and June 30, 2005, values are stated as of December 31 of the year indicated, after reinvestment of distributions.

THE ROYCE FUNDS SEMIANNUAL REPORT 2005 | 7

ROYCE VALUE TRUST

Schedule of Investments

	SHARES	VALUE
COMMON STOCKS – 119.8%

Consumer Products – 9.5%
Apparel and Shoes - 3.4%
Columbia Sportswear Company [a,d]	50,000	$2,469,500
Jones Apparel Group	81,500	2,529,760
K-Swiss Cl. A	194,200	6,280,428
Steven Madden [a]	48,000	852,480
Oshkosh B’Gosh Cl. A	104,300	2,710,757
Polo Ralph Lauren Cl. A	150,000	6,466,500
Tandy Brands Accessories	51,900	565,710
Timberland Company Cl. A [a,d]	60,000	2,323,200
Tommy Hilfiger [a,d]	109,600	1,508,096
Warnaco Group (The) [a]	32,000	744,000
Weyco Group	307,992	6,068,982

		32,519,413

Collectibles - 0.9%
Action Performance Companies [a]	321,100	2,832,102
The Boyds Collection [a,d]	524,200	933,076
Enesco Group [a]	47,200	141,128
Topps Company (The)	410,500	4,117,315

		8,023,621

Food/Beverage/Tobacco - 0.3%
Hain Celestial Group [a,d]	37,800	737,100
Hershey Creamery Company	709	1,595,250
Lancaster Colony	16,900	725,348

		3,057,698

Home Furnishing and Appliances - 0.6%
Chromcraft Revington [a]	36,200	494,130
Ethan Allen Interiors	56,000	1,876,560
Falcon Products [a,c]	601,100	12,022
La-Z-Boy	108,200	1,576,474
Natuzzi ADR [b]	215,200	1,751,728

		5,710,914

Publishing - 0.7%
Journal Communications Cl. A	80,200	1,347,360
Scholastic Corporation [a,d]	130,000	5,011,500

		6,358,860

Sports and Recreation - 1.3%
Callaway Golf Company	185,800	2,866,894
Coachmen Industries	47,700	597,681
Monaco Coach	161,050	2,768,450
Nautilus	2,000	57,000
Oakley	275,000	4,683,250
Sturm, Ruger & Company	30,000	251,100
Thor Industries	48,000	1,508,640

		12,733,015

Other Consumer Products - 2.3%
Blyth	14,700	412,335
Burnham Holdings Cl. B	36,000	900,000
Dorel Industries Cl. B [a,d]	30,500	1,069,513
Fossil [a]	150,900	3,425,430
Lazare Kaplan International [a]	103,600	1,056,720
Leapfrog Enterprises [a,d]	224,700	2,539,110
Matthews International Cl. A	166,000	6,467,360
RC2 Corporation [a]	155,400	5,838,378

		21,708,846

Total (Cost $64,578,176)		90,112,367

	SHARES	VALUE
Consumer Services – 6.9%
Direct Marketing - 0.3%
Collegiate Pacific	36,500	$375,950
Sportsman’s Guide (The) [a]	126,050	2,363,438

		2,739,388

Leisure and Entertainment - 0.5%
Carmike Cinemas	21,000	644,280
Dover Downs Gaming & Entertainment	66,800	885,768
4Kids Entertainment [a,d]	21,000	417,480
GTECH Holdings	19,000	555,560
Gemstar-TV Guide International [a]	201,100	721,949
Hasbro	50,000	1,039,500
Steiner Leisure [a]	22,800	845,196

		5,109,733

Media and Broadcasting - 0.1%
Cox Radio Cl. A [a]	23,000	362,250
Westwood One	26,000	531,180

		893,430

Restaurants and Lodgings - 0.8%
Benihana Cl. A [a]	6,600	94,380
CEC Entertainment [a,d]	45,000	1,894,050
IHOP Corporation	116,700	5,063,613
Jack in the Box [a]	2,000	75,840
Ryan’s Restaurant Group [a]	7,200	100,872

		7,228,755

Retail Stores - 3.7%
AnnTaylor Stores [a]	22,500	546,300
BJ’s Wholesale Club [a]	26,000	844,740
Big Lots [a]	255,300	3,380,172
CarMax [a]	103,000	2,744,950
Charlotte Russe Holding [a]	18,000	224,280
Charming Shoppes [a,d]	494,400	4,612,752
Claire’s Stores	167,200	4,021,160
†Cost Plus [a,d]	26,000	648,440
Dress Barn (The) [a,d]	100,000	2,263,000
GameStop Corporation Cl. A [a]	52,300	1,710,733
Krispy Kreme Doughnuts [a,d]	17,000	118,320
Movie Gallery	41,000	1,083,630
Neiman Marcus Group (The) Cl. A	800	77,536
†99 Cents Only Stores [a,d]	85,000	1,080,350
Payless ShoeSource [a]	209,600	4,024,320
Stein Mart	172,800	3,801,600
Urban Outfitters [a]	43,500	2,466,015
Wet Seal (The) Cl. A [a,d]	162,000	1,099,170
Wild Oats Markets [a,d]	82,000	938,900

		35,686,368

Other Consumer Services - 1.5%
Corinthian Colleges [a]	283,300	3,617,741
MoneyGram International	217,100	4,150,952
Sotheby’s Holdings Cl. A [a]	485,200	6,647,240

		14,415,933

Total (Cost $48,172,464)		66,073,607

Diversified Investment Companies – 0.1%
Closed-End Mutual Funds - 0.1%
Central Fund of Canada Cl. A	176,500	935,450

Total (Cost $959,429)		935,450

8 | THE ROYCE FUNDS SEMIANNUAL REPORT 2005	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2005 (Unaudited)

	SHARES	VALUE
Financial Intermediaries – 11.3%
Banking - 3.5%
BOK Financial	129,327	$5,964,561
Bankrate [a,d]	25,000	503,500
Citizens Bancorp	3,500	73,500
Exchange National Bancshares	20,000	553,200
†Eurobancshares [a]	42,000	674,100
Farmers & Merchants Bank of Long Beach	1,266	7,121,250
First National Bank Alaska	2,130	4,707,300
Heritage Financial	12,300	270,108
HopFed Bancorp	25,000	392,750
Jefferson Bancshares	25,000	320,000
Mechanics Bank	200	3,620,000
Mercantile Bankshares	20,000	1,030,600
NBC Capital	30,300	737,502
NetBank	70,000	652,400
Ocwen Financial [a,d]	47,000	317,720
Old Point Financial	6,500	199,160
Oriental Financial Group	54,147	826,283
Partners Trust Financial Group	130,000	1,388,400
Sun Bancorp [a]	39,900	824,733
Tompkins Trustco	15,950	692,230
Whitney Holding	40,500	1,321,515
Wilber Corporation	31,700	381,034
Wilmington Trust	31,000	1,116,310
Yadkin Valley Bank & Trust Company	3,800	55,100

		33,743,256

Insurance - 6.6%
Alleghany Corporation [a]	10,880	3,231,360
Argonaut Group [a,d]	187,000	4,317,830
Aspen Insurance Holdings	68,000	1,874,080
Baldwin & Lyons Cl. B	22,200	535,020
Commerce Group	44,500	2,763,895
Erie Indemnity Company Cl. A	139,900	7,589,575
IPC Holdings	27,000	1,069,740
Leucadia National	77,250	2,984,168
Markel Corporation [a,d]	4,200	1,423,800
Montpelier Re Holdings	77,000	2,662,660
NYMAGIC	85,200	1,989,420
Navigators Group [a]	83,200	2,876,224
Ohio Casualty	187,000	4,521,660
Philadelphia Consolidated Holding [a]	35,000	2,966,600
Phoenix Companies (The)	81,900	974,610
ProAssurance Corporation [a]	76,070	3,176,683
PXRE Group	166,551	4,200,416
RLI	99,724	4,447,690
Transatlantic Holdings	5,500	307,010
21st Century Insurance Group	62,000	920,080
U.S.I. Holdings [a]	40,000	515,200
Wesco Financial	7,750	2,790,000
Zenith National Insurance	64,300	4,363,398

		62,501,119

Real Estate Investment Trusts - 0.1%
Gladstone Commercial	30,000	472,800
Sun Communities	20,400	758,676

		1,231,476

Securities Brokers - 1.0%
E*TRADE Financial [a]	411,900	5,762,481
First Albany	144,000	858,240
	SHARES	VALUE
Investment Technology Group [a]	94,300	$1,982,186
Knight Capital Group Cl. A [a]	129,700	988,314

		9,591,221

Other Financial Intermediaries - 0.1%
Archipelago Holdings [a,d]	17,400	678,426

Total (Cost $64,873,150)		107,745,498

Financial Services – 10.1%
Information and Processing - 2.9%
Advent Software [a]	171,100	3,466,486
eFunds Corporation [a]	252,575	4,543,824
FactSet Research Systems	117,750	4,220,160
Fair Isaac	64,300	2,346,950
Global Payments	68,500	4,644,300
Interactive Data	134,300	2,790,754
SEI Investments	162,500	6,069,375

		28,081,849

Insurance Brokers - 1.2%
Crawford & Company Cl. A	329,200	2,195,764
Crawford & Company Cl. B	60,300	447,426
Gallagher (Arthur J.) & Company	111,200	3,016,856
Hilb Rogal & Hobbs Company	155,050	5,333,720

		10,993,766

Investment Management - 5.3%
Alliance Capital Management Holding L.P.	239,100	11,175,534
Apollo Investment	767,109	14,137,819
BKF Capital Group	7,500	284,325
Eaton Vance	140,400	3,356,964
Federated Investors Cl. B	101,900	3,058,019
Gabelli Asset Management Cl. A	168,600	7,450,434
MCG Capital	138,000	2,357,040
MVC Capital	310,900	3,109,000
National Financial Partners	17,000	665,380
Nuveen Investments Cl. A	138,600	5,214,132

		50,808,647

Other Financial Services - 0.7%
CharterMac	59,600	1,308,816
Credit Acceptance [a,d]	30,000	446,700
†International Securities Exchange Cl. A [a,d]	50,000	1,255,500
Municipal Mortgage & Equity	47,300	1,229,327
†Nasdaq Stock Market [a,d]	25,000	471,500
PRG-Schultz International [a]	467,000	1,316,940
Van der Moolen Holding ADR [b]	21,000	98,910
World Acceptance [a]	21,700	652,085

		6,779,778

Total (Cost $73,650,886)		96,664,040

Health – 10.1%
Commercial Services - 2.3%
Covance [a]	52,700	2,364,649
†Dendrite International [a,d]	78,000	1,076,400
First Consulting Group [a]	560,900	2,876,856
ICON ADR [a,b]	34,100	1,183,270
IDEXX Laboratories [a]	92,300	5,753,059
PAREXEL International [a]	282,700	5,611,595
TriZetto Group (The) [a,d]	215,200	3,014,952

		21,880,781

Drugs and Biotech - 3.5%
Abgenix [a]	38,000	326,040

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2005 | 9

ROYCE VALUE TRUST

Schedule of Investments

	SHARES	VALUE
Health (continued)
Drugs and Biotech (continued)
Affymetrix [a]	59,100	$3,187,263
Andrx Corporation [a,d]	22,000	446,820
Antigenics [a,d]	99,300	537,213
Applera Corporation-
Celera Genomics Group [a]	139,200	1,527,024
Cephalon [a]	4,900	195,069
Cerus Corporation [a,d]	21,700	96,131
Chiron Corporation [a]	21,800	760,602
†Connetics Corporation [a,d]	76,000	1,340,640
DUSA Pharmaceuticals [a,d]	79,700	741,210
Elan Corporation ADR[a,b,d]	312,100	2,128,522
Endo Pharmaceuticals Holdings [a,d]	318,200	8,362,296
Eon Labs [a]	3,000	91,920
Gene Logic [a]	365,000	1,208,150
Hi-Tech Pharmacal [a]	34,500	1,099,170
Human Genome Sciences [a]	90,000	1,042,200
Lexicon Genetics [a,d]	463,300	2,288,702
Millennium Pharmaceuticals [a]	100,000	927,000
Orchid Cellmark [a,d]	30,000	324,300
Par Pharmaceutical Companies [a,d]	40,000	1,272,400
Perrigo Company	171,750	2,394,195
†QLT [a,d]	78,500	817,970
Shire Pharmaceuticals Group ADR [b]	20,853	683,978
†Telik [a,d]	96,000	1,560,960

		33,359,775

Health Services - 0.9%
Accredo Health [a]	8,705	395,207
Albany Molecular Research [a]	85,000	1,190,000
Eclipsys Corporation [a]	20,000	281,400
Gentiva Health Services [a]	30,150	538,479
HMS Holdings [a]	50,000	333,000
Health Management Associates Cl. A	27,400	717,332
Lincare Holdings [a,d]	34,600	1,413,064
Mediware Information Systems [a]	58,200	580,254
MedQuist [a]	73,893	960,609
National Home Health Care	20,000	243,798
On Assignment [a]	497,500	2,477,550
Quovadx [a]	3,000	8,280

		9,138,973

Medical Products and Devices - 3.3%
Allied Healthcare Products [a]	191,200	938,792
Arrow International	297,602	9,493,504
ArthroCare Corporation [a,d]	10,000	349,400
Bruker BioSciences [a]	390,200	1,556,898
CONMED Corporation [a]	81,500	2,507,755
Datascope	12,000	400,200
Diagnostic Products	25,000	1,183,250
Invacare Corporation	88,000	3,903,680
Natus Medical [a,d]	69,500	781,875
Novoste Corporation [a]	66,500	65,170
Orthofix International [a,d]	16,000	688,640
STERIS Corporation	167,100	4,306,167
Thoratec Corporation [a]	2,000	30,680
Varian Medical Systems [a]	61,600	2,299,528
Young Innovations	62,550	2,334,992
Zoll Medical [a]	20,200	514,090

		31,354,621

	SHARES	VALUE
Personal Care - 0.1%
Inter Parfums	500	$9,695
Nutraceutical International [a]	22,800	304,380

		314,075

Total (Cost $72,945,879)		96,048,225

Industrial Products – 19.8%
Automotive - 1.3%
Adesa	100,900	2,196,593
CLARCOR	44,000	1,287,000
Gentex Corporation	137,600	2,504,320
LKQ Corporation [a,d]	188,000	5,104,200
Quantam Fuel Systems Technologies
Worldwide [a,d]	15,500	77,500
Superior Industries International	49,000	1,161,300

		12,330,913

Building Systems and Components - 1.4%
AZZ [a]	25,600	442,880
Decker Manufacturing	6,022	225,825
Preformed Line Products Company	91,600	3,737,280
Simpson Manufacturing	260,800	7,967,440
Teleflex	12,800	759,936

		13,133,361

Construction Materials - 2.3%
Ash Grove Cement Company Cl. B	50,518	7,931,326
ElkCorp	34,000	970,700
Florida Rock Industries	104,350	7,654,072
Heywood Williams Group [a]	958,837	1,657,820
Synalloy Corporation [a,c]	345,000	3,501,750

		21,715,668

Industrial Components - 1.6%
AMETEK	86,000	3,599,100
Barnes Group	36,000	1,191,600
Bel Fuse Cl. A	26,200	673,078
C & D Technologies	345,700	3,176,983
Donaldson Company	52,000	1,577,160
Intermagnetics General [a]	4,350	133,806
PerkinElmer	135,000	2,551,500
Powell Industries [a]	92,400	1,743,588
Valmont Industries	22,000	567,600
Woodhead Industries	45,400	572,494

		15,786,909

Machinery - 5.6%
Coherent [a]	238,500	8,588,385
Federal Signal	58,600	914,160
GSI Group [a]	84,500	795,990
Graco	96,825	3,298,828
IDEX Corporation	36,000	1,389,960
Lincoln Electric Holdings	275,380	9,128,847
National Instruments	71,400	1,513,680
Nordson Corporation	172,200	5,903,016
PAXAR Corporation [a]	285,100	5,060,525
Pason Systems	116,400	2,023,604
†Rofin-Sinar Technologies [a]	135,000	4,428,000
T-3 Energy Services [a,d]	338,610	3,325,150
UNOVA [a,d]	32,000	852,160
Woodward Governor Company	73,600	6,184,608

		53,406,913

10 | THE ROYCE FUNDS SEMIANNUAL REPORT 2005	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2005 (Unaudited)

	SHARES	VALUE
Industrial Products (continued)
Metal Fabrication and Distribution - 2.2%
Commercial Metals Company	41,300	$983,766
CompX International Cl. A	302,300	5,063,525
IPSCO	16,500	721,050
Kaydon Corporation	208,700	5,812,295
Metal Management	138,400	2,678,040
NN	127,100	1,611,628
†Novamerican Steel [a,d]	7,800	215,280
Oregon Steel Mills [a]	166,400	2,863,744
Schnitzer Steel Industries Cl. A	34,000	805,800

		20,755,128

Paper and Packaging - 0.2%
Peak International [a]	408,400	1,588,676

Pumps, Valves and Bearings - 0.7%
Baldor Electric	62,900	1,529,728
Conbraco Industries [a]	7,630	1,632,820
Franklin Electric	84,200	3,254,330

		6,416,878

Specialty Chemicals and Materials - 2.0%
Aceto Corporation	311,250	2,328,150
Bairnco Corporation	43,000	462,250
Balchem Corporation	37,800	1,135,890
CFC International [a,d]	99,000	1,905,750
Cabot Corporation	56,500	1,864,500
Hawkins	206,878	2,513,568
Lydall [a]	43,000	370,660
MacDermid	247,631	7,716,182
Schulman (A.)	600	10,734
Sensient Technologies	22,000	453,420
Spartech Corporation	43,000	765,400

		19,526,504

Textiles - 0.1%
Unifi [a]	315,100	1,336,024

Other Industrial Products - 2.4%
Brady Corporation Cl. A	228,800	7,092,800
Diebold	85,000	3,834,350
Imagistics International [a]	43,000	1,204,000
Kimball International Cl. B	437,380	5,773,416
Maxwell Technologies [a]	21,500	262,085
Myers Industries	30,499	381,238
Peerless Manufacturing [a,c]	158,600	2,299,700
Quixote Corporation	12,000	235,320
Steelcase Cl. A	50,000	692,500
Trinity Industries	27,000	864,810

		22,640,219

Total (Cost $118,232,181)		188,637,193

Industrial Services – 14.4%
Advertising and Publishing - 0.7%
Interpublic Group of Companies [a,d]	510,000	6,211,800
ValueClick [a,d]	20,000	246,600

		6,458,400

Commercial Services - 5.3%
ABM Industries	134,800	2,628,600
Aaron Rents	4,500	112,005
Administaff	12,000	285,120
Allied Waste Industries [a]	188,800	1,497,184
Brink’s Company (The)	87,278	3,142,008
	SHARES	VALUE
Carlisle Holdings	194,900	$1,218,125
Central Parking	75,800	1,042,250
Collectors Universe [a,d]	15,500	271,560
Convergys Corporation [a,d]	121,000	1,720,620
Copart [a,d]	138,100	3,286,780
Digital Theater Systems [a,d]	38,600	688,238
Harsco Corporation	11,000	600,050
Hewitt Associates Cl. A [a,d]	59,000	1,564,090
Hudson Highland Group [a]	61,098	952,518
Iron Mountain [a]	191,175	5,930,248
Kelly Services Cl. A	15,000	429,600
Learning Tree International [a]	53,400	641,868
MPS Group [a]	564,600	5,318,532
Manpower	105,800	4,208,724
Monster Worldwide [a]	79,000	2,265,720
New Horizons Worldwide [a]	96,600	338,090
RemedyTemp Cl. A [a]	77,500	685,875
Renaissance Learning	15,000	304,500
Reynolds & Reynolds Company Cl. A	27,000	729,810
Rollins	130,500	2,615,220
Spherion Corporation [a]	53,000	349,800
TRC Companies [a,d]	65,200	765,448
Viad Corporation	87,550	2,481,167
Watson Wyatt & Company Holdings	59,300	1,519,859
West Corporation [a]	75,000	2,880,000

		50,473,609

Engineering and Construction - 1.8%
Champion Enterprises [a]	149,000	1,481,060
Dycom Industries [a]	59,000	1,168,790
EMCOR Group [a]	21,100	1,031,790
Fleetwood Enterprises [a]	234,300	2,378,145
†Foster Wheeler [a,d]	55,000	1,081,300
Insituform Technologies Cl. A [a]	174,300	2,794,029
Jacobs Engineering Group [a]	10,000	562,600
MasTec [a,d]	108,000	950,400
Washington Group International [a]	109,000	5,572,080

		17,020,194

Food and Tobacco Processors - 0.3%
MGP Ingredients	216,400	1,796,120
Seneca Foods Cl. A [a]	48,000	777,600
Seneca Foods Cl. B [a]	6,500	105,625
Sunopta [a,d]	84,000	477,120

		3,156,465

Industrial Distribution - 1.7%
Central Steel & Wire	3,799	2,199,621
Ritchie Bros. Auctioneers	310,400	11,965,920
Strategic Distribution [a]	115,000	1,205,200
Watsco	14,000	596,400

		15,967,141

Printing - 0.2%
Bowne & Co.	68,100	984,726
Ennis	62,700	1,136,124

		2,120,850

Transportation and Logistics - 3.8%
AirNet Systems [a]	219,000	921,990
Alexander & Baldwin	60,000	2,781,000
Atlas Air Worldwide Holdings[a,f]	47,000	1,527,500
C. H. Robinson Worldwide	40,000	2,328,000
Continental Airlines Cl. B [a,d]	100,000	1,328,000

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2005 | 11

ROYCE VALUE TRUST

Schedule of Investments

	SHARES	VALUE
Industrial Services (continued)
Transportation and Logistics (continued)
EGL [a,d]	188,125	$3,822,700
Forward Air	234,750	6,636,382
Frozen Food Express Industries [a]	286,635	3,244,708
Hub Group Cl. A [a,d]	134,000	3,356,700
Landstar System [a]	11,200	337,344
Pacer International [a]	44,000	958,760
Patriot Transportation Holding [a]	101,300	5,158,196
Swift Transportation Company [a,d]	40,400	940,916
UTI Worldwide	35,000	2,436,700

		35,778,896

Other Industrial Services - 0.6%
Landauer	117,900	6,120,189

Total (Cost $90,183,178)		137,095,744

Natural Resources – 10.9%
Energy Services - 4.2%
Atwood Oceanics [a]	19,700	1,212,732
Carbo Ceramics	105,600	8,338,176
Core Laboratories [a]	10,000	268,200
ENSCO International	6,443	230,337
Global Industries [a]	119,500	1,015,750
Hanover Compressor Company [a,d]	160,000	1,841,600
Helmerich & Payne	173,900	8,159,388
Input/Output [a]	669,100	4,201,948
Key Energy Services [a]	10,000	120,650
†Maverick Tube [a,d]	25,000	745,000
Precision Drilling [a]	31,000	1,223,880
TETRA Technologies [a,d]	57,750	1,839,338
Tidewater	46,600	1,776,392
Universal Compression Holdings [a]	105,000	3,805,200
W-H Energy Services [a]	41,000	1,022,130
Willbros Group [a,d]	265,600	3,803,392

		39,604,113

Oil and Gas - 3.6%
†Bill Barrett [a,d]	50,000	1,479,000
Chesapeake Energy	26,000	592,800
Cimarex Energy [a]	228,791	8,902,258
Delta Petroleum [a,d]	50,000	706,000
EOG Resources	10,000	568,000
Houston Exploration Company (The) [a]	50,000	2,652,500
Penn Virginia	32,000	1,429,440
Pioneer Drilling Company [a]	82,800	1,263,528
Plains Exploration & Production Company [a]	76,500	2,718,045
Pogo Producing Company	1,700	88,264
Remington Oil & Gas [a]	78,500	2,802,450
SEACOR Holdings [a]	149,500	9,612,850
Stone Energy [a]	19,000	929,100
Whiting Petroleum [a]	16,000	580,960

		34,325,195

Precious Metals and Mining - 1.8%
Agnico-Eagle Mines	58,000	730,800
†Apex Silver Mines [a]	19,500	267,930
Arizona Star Resource [a]	30,000	105,289
Aurizon Mines [a]	187,000	188,870
Bema Gold [a]	300,000	717,000
	SHARES	VALUE
Coeur d’Alene Mines [a]	50,000	$181,500
Cumberland Resources [a]	200,000	230,000
Etruscan Resources [a]	100,000	146,099
Gammon Lake Resources [a]	220,000	1,480,600
Glamis Gold [a]	262,000	4,509,020
Golden Star Resources [a]	135,000	418,500
Hecla Mining Company [a]	648,000	2,954,880
IAMGOLD Corporation	240,000	1,636,800
Kingsgate Consolidated	175,747	379,932
MK Resources Company [a]	431,700	518,040
Meridian Gold [a]	128,500	2,313,000
Metallica Resources [a]	50,000	62,000
Minefinders Corporation [a,d]	70,000	323,400
Miramar Mining [a,d]	245,000	281,750
Northern Orion Resources [a,d]	20,000	49,000
Stillwater Mining Company [a]	10,780	79,988

		17,574,398

Real Estate - 0.8%
Alico [d]	27,000	1,388,610
CB Richard Ellis Group Cl. A [a]	95,000	4,166,700
Consolidated-Tomoka Land	13,564	1,166,504
Trammell Crow Company [a]	46,500	1,127,160

		7,848,974

Other Natural Resources - 0.5%
PICO Holdings [a]	151,100	4,496,736

Total (Cost $66,551,052)		103,849,416

Technology – 23.2%
Aerospace and Defense - 0.8%
Allied Defense Group (The) [a]	70,600	1,625,212
Armor Holdings [a,d]	33,500	1,326,935
Astronics Corporation [a]	52,400	474,220
Ducommun [a]	117,200	1,981,852
Herley Industries [a]	2,000	36,480
Hexcel Corporation [a,d]	35,000	592,200
Integral Systems	49,800	1,126,974
Titan Corporation [a]	5,000	113,700

		7,277,573

Components and Systems - 6.2%
Adaptec [a]	167,000	647,960
American Power Conversion	151,200	3,566,808
Analogic Corporation	34,900	1,756,168
Belden CDT	57,800	1,225,360
Checkpoint Systems [a]	110,000	1,947,000
†Daktronics [d]	20,000	400,200
Dionex Corporation [a]	91,000	3,968,510
Electro Scientific Industries [a]	43,000	768,840
†Electronics for Imaging [a,d]	32,000	673,280
†Energy Conversion Devices [a,d]	180,500	4,039,590
Excel Technology [a,d]	168,500	4,094,550
Imation Corporation	15,700	609,003
InFocus Corporation [a]	79,000	327,060
KEMET Corporation [a]	171,000	1,077,300
Kronos [a]	38,775	1,566,122
Methode Electronics	50,000	593,500
Metrologic Instruments [a]	15,000	188,100
Nam Tai Electronics	44,000	1,000,560
Neoware Systems [a,d]	28,000	286,720

12 | THE ROYCE FUNDS SEMIANNUAL REPORT 2005	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2005 (Unaudited)

	SHARES	VALUE
Technology (continued)
Components and Systems (continued)
Newport Corporation [a]	152,900	$2,119,194
Perceptron [a]	397,400	2,698,346
Plexus Corporation [a]	366,700	5,218,141
Power-One [a]	10,000	63,100
REMEC [a,d]	84,383	540,048
Radiant Systems [a]	32,500	370,500
SafeNet [a,d]	36,240	1,234,334
SanDisk Corporation [a,d]	41,000	972,930
Symbol Technologies	96,700	954,429
TTM Technologies [a,d]	253,600	1,929,896
Technitrol	363,400	5,134,842
Tektronix	109,680	2,552,254
Vishay Intertechnology [a]	288,000	3,418,560
Western Digital [a]	5,000	67,100
Zebra Technologies Cl. A [a,d]	76,525	3,351,030

		59,361,335

Distribution - 1.7%
Agilysys	165,125	2,592,462
Anixter International [a]	41,900	1,557,423
Arrow Electronics [a]	77,700	2,110,332
Avnet [a]	52,355	1,179,558
Benchmark Electronics [a,d]	165,800	5,043,636
Tech Data [a]	104,500	3,825,745

		16,309,156

Internet Software and Services - 1.4%
†Arbinet-thexchange [a,d]	15,000	100,500
CNET Networks [a]	155,400	1,824,396
CryptoLogic	172,000	5,161,720
CyberSource Corporation [a,d]	10,000	73,100
DoubleClick [a]	181,700	1,524,463
†eResearch Technology [a,d]	189,000	2,530,710
Lionbridge Technologies [a]	37,500	254,250
RealNetworks [a,d]	185,400	921,438
S1 Corporation [a]	20,000	94,200
Satyam Computer Services ADR [b]	20,000	520,000
†SupportSoft [a,d]	90,000	467,100

		13,471,877

IT Services - 4.6%
answerthink [a,d]	655,000	2,325,250
BearingPoint [a,d]	649,000	4,757,170
Black Box	47,000	1,663,800
CACI International Cl. A [a,d]	10,000	631,600
CGI Group Cl. A [a]	106,700	643,401
CIBER [a,d]	10,000	79,800
Computer Task Group [a]	101,100	364,971
Covansys Corporation [a]	258,900	3,326,865
DiamondCluster International [a,d]	80,400	908,520
Forrester Research [a]	92,300	1,645,709
Gartner Cl. A [a]	288,000	3,058,560
Keane [a]	443,000	6,069,100
MAXIMUS	145,900	5,148,811
Perot Systems Cl. A [a]	165,100	2,347,722
Sapient Corporation [a,d]	731,700	5,802,381
Syntel	148,500	2,380,455
Unisys Corporation [a]	375,000	2,373,750

		43,527,865

	SHARES	VALUE
Semiconductors and Equipment - 3.4%
BE Semiconductor Industries [a,d]	58,000	$299,628
Cabot Microelectronics [a,d]	202,700	5,876,273
CEVA [a]	31,666	185,563
Cognex Corporation	118,400	3,100,896
Conexant Systems [a,d]	11,980	19,288
Credence Systems [a]	53,600	485,080
Cymer [a]	14,500	382,075
DSP Group [a]	115,000	2,745,050
Exar Corporation [a]	247,700	3,688,253
Fairchild Semiconductor
International Cl. A [a,d]	51,200	755,200
Helix Technology	36,900	490,032
Integrated Circuit Systems [a]	75,000	1,548,000
†International Rectifier [a,d]	20,000	954,400
Intevac [a,d]	57,450	601,501
Kulicke & Soffa Industries [a,d]	105,800	836,878
Lattice Semiconductor [a]	254,000	1,127,760
MEMC Electronic Materials [a]	74,000	1,166,980
Mentor Graphics [a]	170,200	1,744,550
National Semiconductor	76,400	1,683,092
Novellus Systems [a]	12,000	296,520
†Sanmina-SCI Corporation [a,d]	220,000	1,203,400
Semitool [a]	50,000	477,000
Silicon Storage Technology [a]	268,900	1,083,667
Staktek Holdings [a]	144,800	434,400
Veeco Instruments [a,d]	65,000	1,058,200

		32,243,686

Software - 2.9%
ANSYS [a]	20,000	710,200
Aspen Technology [a]	27,100	140,920
Autodesk	122,000	4,193,140
Business Objects ADR [a,b,d]	20,500	539,150
Compuware Corporation [a]	10,000	71,900
HPL Technologies [a]	609,750	335,362
iPass [a,d]	222,100	1,345,926
JDA Software Group [a]	99,900	1,136,862
MRO Software [a,d]	46,000	672,060
Macromedia [a]	51,600	1,972,152
†Majesco Entertainment Company [a,d]	189,400	1,238,676
ManTech International Cl. A [a]	119,400	3,706,176
Manugistics Group [a]	49,200	87,576
Novell [a]	80,000	496,000
Progress Software [a]	30,500	919,575
SPSS [a]	179,600	3,450,116
Sybase [a,d]	82,600	1,515,710
Transaction Systems Architects Cl. A [a]	213,150	5,249,885

		27,781,386

Telecommunications - 2.2%
ADTRAN	67,500	1,673,325
Broadwing Corporation [a]	1,000	4,620
Captaris [a]	50,000	207,000
Catapult Communications [a,d]	75,100	1,281,206
Covad Communications Group [a,d]	35,000	49,000
†Ditech Communications [a,d]	86,000	558,140
Foundry Networks [a]	292,500	2,524,275
Globecomm Systems [a]	233,700	1,404,537
IDT Corporation [a]	25,000	331,000

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2005 | 13

ROYCE VALUE TRUST	JUNE 30, 2005 (Unaudited)

Schedule of Investments

	SHARES	VALUE
Technology (continued)
Telecommunications (continued)
IDT Corporation Cl. B [a]	40,000	$526,400
ITT Educational Services [a]	113,000	6,036,460
Level 3 Communications [a,d]	200,000	406,000
Metro One Telecommunications [a,d]	25,000	20,000
North Pittsburgh Systems	12,500	244,500
PECO II [a,d]	93,600	91,728
Powerwave Technologies [a]	16,700	170,674
Scientific-Atlanta	137,300	4,567,971
Time Warner Telecom Cl. A [a,d]	179,000	1,059,680
Tollgrade Communications [a,d]	20,000	150,000

		21,306,516

Total (Cost $180,899,003)		221,279,394

Utilities – 0.3%
CH Energy Group	44,500	2,164,035
Southern Union [a]	11,025	270,664

Total (Cost $2,127,416)		2,434,699

Miscellaneous – 3.2%
Total (Cost $29,545,813)		30,018,795

TOTAL COMMON STOCKS
(Cost $812,718,627)		1,140,894,428

PREFERRED STOCKS – 0.1%
Aristotle Corporation 11.00% Conv.	4,800	41,962
†Seneca Foods Conv. [a,e]	85,000	1,239,300

TOTAL PREFERRED STOCKS
(Cost $1,310,255)		1,281,262

	PRINCIPAL
	AMOUNT
CORPORATE BONDS – 0.1%
†Athena Neurosciences Finance 7.25%
Senior Note due 2/21/08	$1,000,000	930,000
Dixie Group 7.00%
Conv. Sub. Deb. due 5/15/12	445,000	427,200

TOTAL CORPORATE BONDS
(Cost $1,181,552)		1,357,200

	PRINCIPAL
	AMOUNT	VALUE
U.S. TREASURY OBLIGATIONS – 1.3%
U. S. Treasury Notes
5.625%, due 2/15/06	$12,000,000	$12,165,468

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $12,264,981)		12,165,468

REPURCHASE AGREEMENT – 1.6%
State Street Bank & Trust Company,
2.55% dated 6/30/05, due 7/1/05,
maturity value $14,861,053
(collateralized by obligations of various
U.S. Government Agencies,
valued at $15,232,952)
(Cost $14,860,000)		14,860,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 4.6%
U.S. Treasury Bills
due 9/15/05		9
U.S. Treasury Bonds
5.25%-10.625% due 8/15/15-5/15/30		23,980
U.S. Treasury Notes
1.625%-4.25% due 9/30/05-8/15/14		308,712
U.S. Treasury Strip-Principal
9.875% due 11/15/15		6,756
Money Market Funds
State Street Navigator Securities Lending
Prime Portfolio		43,368,667

(Cost $43,708,124)		43,708,124

TOTAL INVESTMENTS – 127.5%
(Cost $886,043,539)		1,214,266,482

LIABILITES LESS CASH
AND OTHER ASSETS – (4.4)%		(41,613,612)

PREFERRED STOCK – (23.1)%		(220,000,000)

NET ASSETS APPLICABLE TO
COMMON STOCKHOLDERS – 100.0%		$952,652,870

[a]	Non-income producing.
[b]	American Depository Receipt.
[c]

At June 30, 2005, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940.

[d]	A portion of these securities were on loan at June 30, 2005. Total market value of loaned securities at June 30, 2005 was $42,535,533.
[e]	A security for which market quotations are no longer readily available represents 0.1% of net assets. This security has been valued at its fair value under procedures established by the Fund’s Board of Directors.
[f]	When issued.
†	New additions in 2005.
Bold indicates the Fund’s largest 20 equity holdings in terms of June 30, 2005 market value.

INCOME TAX INFORMATION: The cost of total investments for Federal income tax purposes was $887,796,528. At June 30, 2005, net unrealized appreciation for all securities was $326,469,954, consisting of aggregate gross unrealized appreciation of $384,048,037 and aggregate gross unrealized depreciation of $57,578,083. The primary differences in book and tax basis cost is the timing of the recognition of losses on securities sold and amortization of discount for book and tax purposes.

14 | THE ROYCE FUNDS SEMIANNUAL REPORT 2005	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

ROYCE VALUE TRUST	JUNE 30, 2005 (Unaudited)

Statement of Assets and Liabilities

ASSETS:
Investments at value (including collateral on loaned securities)*
Non-Affiliates (cost $865,463,572)	$1,193,593,010
Affiliated Companies (cost $5,719,967)	5,813,472

Total investments at value	1,199,406,482
Repurchase agreement (at cost and value)	14,860,000
Cash	904
Receivable for investments sold	10,315,375
Receivable for dividends and interest	1,061,210

Total Assets	1,225,643,971

LIABILITIES:
Payable for collateral on loaned securities	43,708,124
Payable for investments purchased	7,590,668
Payable for investment advisory fee	1,146,378
Preferred dividends accrued but not yet declared	288,449
Accrued expenses	257,482

Total Liabilities	52,991,101

PREFERRED STOCK:
5.90% Cumulative Preferred Stock – $0.001 par value, $25 liquidation value per share; 8,800,000 shares outstanding	220,000,000

Total Preferred Stock	220,000,000

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$952,652,870

ANALYSIS OF NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Common Stock paid-in capital – $0.001 par value per share; 53,571,348 shares outstanding (150,000,000 shares authorized)	$642,294,436
Undistributed net investment income (loss)	(1,055,736)
Accumulated net realized gain (loss) on investments	32,125,512
Net unrealized appreciation (depreciation) on investments	328,222,943
Quarterly and accrued distributions	(48,934,285)

Net Assets applicable to Common Stockholders (net asset value per share – $17.78)	$952,652,870

*Investments at identified cost (including $43,708,124 of collateral on loaned securities)	$871,183,539

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2005 | 15

ROYCE VALUE TRUST	SIX MONTHS ENDED JUNE 30, 2005 (Unaudited)

Statement of Operations

INVESTMENT INCOME:
Income:
Dividends
Non-Affiliates	$5,360,896
Interest	779,724
Securities lending	130,642

Total income	6,271,262

Expenses:
Investment advisory fees	6,710,439
Stockholder reports	261,412
Custody and transfer agent fees	129,039
Directors’ fees	61,073
Administrative and office facilities expenses	52,475
Professional fees	25,125
Other expenses	87,435

Total expenses	7,326,998

Net investment income (loss)	(1,055,736)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments
Non-Affiliates	27,805,524
Affiliated Companies	(2,298,095)
Net change in unrealized appreciation (depreciation) on investments	(37,666,785)

Net realized and unrealized gain (loss) on investments	(12,159,356)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM INVESTMENT OPERATIONS	(13,215,092)

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS	(6,490,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM INVESTMENT OPERATIONS	$(19,705,092)

16 | THE ROYCE FUNDS SEMIANNUAL REPORT 2005	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

ROYCE VALUE TRUST

Statement of Changes in Net Assets

	Six months ended 6/30/05 (unaudited)	Year ended 12/31/04

INVESTMENT OPERATIONS:
Net investment income (loss)	$(1,055,736)	$(4,450,007)
Net realized gain (loss) on investments	25,507,429	108,080,947
Net change in unrealized appreciation (depreciation) on investments	(37,666,785)	87,658,900

Net increase (decrease) in net assets resulting from investment operations	(13,215,092)	191,289,840

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net realized gain on investments	–	(12,980,000)
Quarterly distributions*	(6,490,000)	–

Total distributions to Preferred Stockholders	(6,490,000)	(12,980,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM INVESTMENT OPERATIONS	(19,705,092)	178,309,840

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net realized gain on investments	–	(78,920,089)
Quarterly distributions*	(42,155,836)	–

Total distributions to Common Stockholders	(42,155,836)	(78,920,089)

CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions to Common Stockholders	21,209,369	43,141,563

Total capital stock transactions	21,209,369	43,141,563

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	(40,651,559)	142,531,314

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Beginning of period	993,304,429	850,773,115

End of period (including undistributed net investment income (loss) of $(1,055,736) at 6/30/05)	$952,652,870	$993,304,429

*To be allocated to net investment income and capital gains at year end.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2005 | 17

ROYCE VALUE TRUST

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	Six months ended		Years ended December 31,
	June 30, 2005
	(unaudited)		2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$18.95		$17.03	$13.22	$17.31	$16.56	$15.77

INVESTMENT OPERATIONS:
Net investment income (loss)	(0.02)		(0.08)	(0.05)	(0.02)	0.05	0.18
Net realized and unrealized gain (loss) on investments	(0.24)		3.81	5.64	(2.25)	2.58	2.58

Total investment operations	(0.26)		3.73	5.59	(2.27)	2.63	2.76

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–		–	–	(0.01)	(0.01)	(0.03)
Net realized gain on investments	–		(0.26)	(0.26)	(0.28)	(0.30)	(0.30)
Quarterly distributions*	(0.12)		–	–	–	–	–

Total distributions to Preferred Stockholders	(0.12)		(0.26)	(0.26)	(0.29)	(0.31)	(0.33)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM INVESTMENT OPERATIONS	(0.38)		3.47	5.33	(2.56)	2.32	2.43

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–		–	–	(0.07)	(0.05)	(0.13)
Net realized gain on investments	–		(1.55)	(1.30)	(1.44)	(1.44)	(1.35)
Quarterly distributions*	(0.80)		–	–	–	–	–

Total distributions to Common Stockholders	(0.80)		(1.55)	(1.30)	(1.51)	(1.49)	(1.48)

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	0.01		0.00	(0.00)	(0.02)	(0.08)	(0.16)
Effect of rights offering and Preferred Stock offering	–		–	(0.22)	–	–	–

Total capital stock transactions	0.01		0.00	(0.22)	(0.02)	(0.08)	(0.16)

NET ASSET VALUE, END OF PERIOD	$17.78		$18.95	$17.03	13.22	$17.31	$16.56

MARKET VALUE, END OF PERIOD	$18.88		$20.44	$17.21	$13.25	$15.72	$14.438

TOTAL RETURN (a):
Market Value	(3.6	)%***	29.6%	42.0%	(6.9)%	20.0%	22.7%
Net Asset Value	(2.0	)%***	21.4%	40.8%	(15.6)%	15.2%	16.6%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO
COMMON STOCKHOLDERS:
Total expenses (b,c)	1.57	%**	1.51%	1.49%	1.72%	1.61%	1.43%
Management fee expense	1.44	%**	1.39%	1.34%	1.56%	1.45%	1.25%
Other operating expenses	0.13	%**	0.12%	0.15%	0.16%	0.16%	0.18%
Net investment income (loss)	(0.23	)%**	(0.50)%	(0.36)%	(0.09)%	0.35%	1.18%
SUPPLEMENTAL DATA:
Net Assets Applicable to Common Stockholders,
End of Period (in thousands)	$952,653		$993,304	$850,773	$560,776	$689,141	$623,262
Liquidation Value of Preferred Stock,
End of Period (in thousands)	$220,000		$220,000	$220,000	$160,000	$160,000	$160,000
Portfolio Turnover Rate	12%		30%	23%	35%	30%	36%
PREFERRED STOCK:
Total shares outstanding	8,800,000		8,800,000	8,800,000	6,400,000	6,400,000	6,400,000
Asset coverage per share	$133.26		$137.88	$121.68	$112.62	$132.68	$122.38
Liquidation preference per share	$25.00		$25.00	$25.00	$25.00	$25.00	$25.00
Average market value per share (d):
5.90% Cumulative	$24.79		$24.50	$25.04	–	–	–
7.80% Cumulative	–		–	$25.87	$26.37	$25.70	$23.44
7.30% Tax-Advantaged Cumulative	–		–	$25.53	$25.82	$25.37	$22.35

(a)	The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.
(b)	Expense ratios based on total average net assets including liquidation value of Preferred Stock were 1.28%, 1.21%, 1.19%, 1.38%, 1.30% and 1.12% for the periods ended June 30, 2005 and December 31, 2004, 2003, 2002, 2001 and 2000, respectively.
(c)	Expense ratios based on average net assets applicable to Common Stockholders before waiver of fees by the investment adviser would have been 1.62%, 1.82%, 1.65% and 1.51% for the periods ended December 31, 2003, 2002, 2001 and 2000, respectively.
(d)	The average of month-end market values during the period that the preferred stock was outstanding.
*	To be allocated to net investment income and capital gains at year end.
**	Annualized.
***	Not annualized.
18 | THE ROYCE FUNDS SEMIANNUAL REPORT 2005

ROYCE VALUE TRUST	JUNE 30, 2005

Notes to Financial Statements (Unaudited)

Summary of Significant Accounting Policies:
    Royce Value Trust, Inc. (“the Fund”) was incorporated under the laws of the State of Maryland on July 1, 1986 as a diversified closed-end investment company. The Fund commenced operations on November 26, 1986.
    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:
    Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange or Nasdaq are valued at their last reported sales price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Fund’s Board of Directors. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

Investment Transactions and Related Investment Income:
    Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
    The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated in an equitable manner. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Fund’s Directors to defer the receipt of all or a portion of Directors’ Fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

Taxes:
    As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Income Tax Information”.

Distributions:
    The Fund currently has a policy of paying quarterly distributions on the Fund’s Common Stock. Distributions are currently being made at the annual rate of 9% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 2.25% of the rolling average or the distribution required by IRS regulations. Distributions to Preferred Stockholders are recorded on an accrual basis and paid quarterly. The Fund is required to allocate long-term capital gain distributions and other types of income proportionately to distributions made to holders of shares of Common Stock and Preferred Stock. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax basis differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

Repurchase Agreements:
    The Fund entered into repurchase agreements with respect to its portfolio securities solely with State Street Bank and Trust Company (“SSB&T”), the custodian of its assets. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.

Securities Lending:
    The Fund loans securities to qualified institutional investors for the purpose of realizing additional income. Collateral on all securities loaned for the Fund is accepted in cash and is invested temporarily by the custodian. The collateral is equal to at least 100% of the current market value of the loaned securities.

Capital Stock:
    The Fund issued 1,155,458 and 2,459,541 shares of Common Stock as reinvestment of distributions by Common Stockholders for the six months ended June 30, 2005 and the year ended December 31, 2004, respectively.
    At June 30, 2005, 8,800,000 shares of 5.90% Cumulative Preferred Stock were outstanding. Commencing October 9, 2008 and thereafter, the Fund, at its option, may redeem the 5.90% Cumulative Preferred Stock, in whole or in part, at the redemption price. The Fund’s Cumulative Preferred Stock is classified outside of permanent equity (net assets applicable to Common Stockholders) in the accompanying financial statements in accordance with Emerging Issues Task Force (EITF) Topic D-98,

THE ROYCE FUNDS SEMIANNUAL REPORT 2005 | 19

ROYCE VALUE TRUST	JUNE 30, 2005

Notes to Financial Statements (Unaudited) (continued)

Classification and Measurement of Redeemable Securities, that requires preferred securities that are redeemable for cash or other assets to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer.
    The Fund is required to meet certain asset coverage tests with respect to the Cumulative Preferred Stock as required by the 1940 Act. In addition, pursuant to the Rating Agency Guidelines established by Moody’s, the Fund is required to maintain a certain discounted asset coverage. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Cumulative Preferred Stock at a redemption price of $25.00 per share, plus an amount equal to the accumulated and unpaid dividends, whether or not declared on such shares, in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to Common Stockholders and could lead to sales of portfolio securities at inopportune times. The Fund has met these requirements since issuing the Preferred Stock.

Investment Advisory Agreement:
    As compensation for its services under the Investment Advisory Agreement, Royce & Associates, LLC (“Royce”) receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the S&P 600 SmallCap Index (“S&P 600”).
    The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the Fund’s month-end net assets applicable to Common Stockholders, plus the liquidation value of Preferred Stock, for the rolling 60-month period ending with such month (the “performance period”). The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the S&P 600 for the performance period by more than two percentage points. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the S&P 600 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the S&P 600 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.
    Notwithstanding the foregoing, Royce is not entitled to receive any fee for any month when the investment performance of the Fund for the rolling 36-month period ending with such month is negative. In the event that the Fund’s investment performance for such a performance period is less than zero, Royce will not be required to refund to the Fund any fee earned in respect of any prior performance period.
    Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to an issue of the Fund’s Preferred Stock for any month in which the Fund’s average annual NAV total return since issuance of the Preferred Stock fails to exceed the applicable Preferred Stock’s dividend rate.
    For the six months ended June 30, 2005, the Fund accrued and paid Royce advisory fees totaling $6,710,439.

Purchases and Sales of Investment Securities:
    For the six months ended June 30, 2005, the cost of purchases and proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, amounted to $163,768,629 and $132,616,340, respectively.

Transactions in Shares of Affiliated Companies:
An “Affiliated Company”, as defined in the Investment Company Act of 1940, is a company in which a Fund owns 5% or more of the company’s outstanding voting securities. The Fund effected the following transactions in shares of such companies during the six months ended June 30, 2005:

	Shares	Market Value	Cost of	Cost of	Realized	Dividend	Shares	Market Value
Affiliated Company	12/31/04	12/31/04	Purchases	Sales	Gain (Loss)	Income	6/30/05	6/30/05

Falcon Products	941,600	$197,736	–	$2,316,572	$(2,298,095)	–	601,100	$12,022
Peerless Manufacturing	158,600	2,299,700	–	–	–	–	158,600	2,299,700
Synalloy Corporation	345,000	3,415,500	–	–		–	345,000	3,501,750

		$5,912,936			$(2,298,095)	–		$5,813,472

20 | THE ROYCE FUNDS SEMIANNUAL REPORT 2005

ROYCE MICRO-CAP TRUST	JUNE 30, 2005 (Unaudited)

Schedule of Investments

	SHARES	VALUE
COMMON STOCKS – 106.7%
Consumer Products – 5.2%
Apparel and Shoes - 2.1%
Delta Apparel	146,400	$1,892,952
Kleinert’s [a,d]	14,200	0
Steven Madden [a]	14,500	257,520
Marisa Christina [a,c]	76,600	68,940
Oshkosh B’Gosh Cl. A	37,000	961,630
Skechers U.S.A. Cl. A [a,c]	10,000	142,600
Stride Rite	10,000	137,900
Weyco Group	120,000	2,364,600

		5,826,142

Collectibles - 0.6%
Enesco Group [a,c]	127,600	381,524
Topps Company (The)	148,500	1,489,455

		1,870,979

Food/Beverage/Tobacco - 0.5%
CoolBrands International [a]	8,500	28,583
Green Mountain Coffee Roasters [a,c]	26,600	902,538
Nutrition 21 [a,c]	40,000	24,400
Reliv International	37,000	388,500

		1,344,021

Home Furnishing and Appliances - 0.5%
Lifetime Brands	65,554	1,280,270
Stanley Furniture Company	5,000	122,800

		1,403,070

Publishing - 0.1%
Educational Development	10,600	111,300

Sports and Recreation - 0.5%
Monaco Coach	73,900	1,270,341
National R.V. Holdings [a,c]	31,800	254,082

		1,524,423

Other Consumer Products - 0.9%
Burnham Holdings Cl. A	1,000	25,000
Cobra Electronics [a]	10,000	71,600
Cross (A. T.) Company Cl. A [a]	100,000	426,000
JAKKS Pacific [a]	30,000	576,300
Lazare Kaplan International [a]	151,700	1,547,340
†Sonic Solutions [a,c]	2,000	37,200

		2,683,440

Total (Cost $8,355,294)		14,763,375

Consumer Services – 5.8%
Direct Marketing - 0.2%
J. Jill Group [a,c]	3,100	42,625
Sportsman’s Guide (The) [a]	24,000	450,000
ValueVision Media Cl. A [a]	5,000	60,050

		552,675

Leisure and Entertainment - 0.2%
IMAX Corporation [a,c]	25,000	248,500
Multimedia Games [a]	5,000	55,050
Singing Machine Company (The) [a,c]	5,000	3,600
TiVo [a,c]	20,000	133,600

		440,750

Media and Broadcasting - 0.3%
Outdoor Channel Holdings [a]	69,750	959,760

	SHARES	VALUE
Restaurants and Lodgings - 0.1%
Benihana Cl. A [a]	800	$11,440
BUCA [a,c]	30,000	156,600
California Pizza Kitchen [a,c]	6,000	163,620

		331,660

Retail Stores - 4.6%
Brookstone [a]	50,625	955,800
Buckle (The)	35,500	1,574,070
Cache [a,c]	5,000	83,100
Casual Male Retail Group [a]	2,000	14,620
Cato Corporation Cl. A	71,850	1,483,702
Charlotte Russe Holding [a,c]	19,000	236,740
Conn’s [a,c]	22,000	538,340
Deb Shops	19,900	576,503
Dress Barn (The) [a,c]	38,660	874,876
Gander Mountain Company [a,c]	3,300	37,620
La Senza Corporation	99,900	1,479,909
Party City [a,c]	46,000	552,000
Shoe Carnival [a]	11,000	239,360
Stein Mart	173,900	3,825,800
United Retail Group [a,c]	60,600	466,620

		12,939,060

Other Consumer Services - 0.4%
Ambassadors Group	7,500	278,925
Ambassadors International	6,100	83,265
Autobytel [a]	20,000	96,600
Rent-Way [a,c]	67,000	659,280

		1,118,070

Total (Cost $7,321,365)		16,341,975

Diversified Investment Companies – 1.6%
Closed-End Mutual Funds - 1.6%
ASA Bermuda	81,500	3,163,830
Central Fund of Canada Cl. A	237,000	1,256,100

Total (Cost $4,055,600)		4,419,930

Financial Intermediaries – 5.9%
Banking - 2.0%
Arrow Financial	13,905	387,115
Bancorp (The) [a]	51,380	896,067
First National Lincoln	40,200	683,400
FirstBank NW	4,930	133,603
Lakeland Financial	22,500	915,300
Meta Financial Group	64,800	1,296,000
Queen City Investments [a]	948	785,892
Sterling Bancorp	21,780	465,003

		5,562,380

Insurance - 3.4%
American Safety Insurance Holdings [a]	5,000	76,100
Argonaut Group [a,c]	30,900	713,481
First Acceptance [a]	258,405	2,444,511
Independence Holding	33,534	591,875
NYMAGIC	65,400	1,527,090
Navigators Group [a]	37,200	1,286,004
PXRE Group	73,164	1,845,196
†Quanta Capital Holdings [a,c]	50,000	311,500
Wellington Underwriting	444,712	860,534

		9,656,291

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2005 | 21

ROYCE MICRO-CAP TRUST

Schedule of Investments

	SHARES	VALUE
Financial Intermediaries (continued)
Securities Brokers - 0.4%
First Albany	45,000	$268,200
Sanders Morris Harris Group	21,000	361,200
Stifel Financial [a]	21,233	512,989

		1,142,389

Other Financial Intermediaries - 0.1%
Electronic Clearing House [a]	20,000	174,000

Total (Cost $10,627,292)		16,535,060

Financial Services – 1.7%
Investment Management - 1.1%
Epoch Holding [a]	218,300	938,690
MVC Capital	207,300	2,073,000

		3,011,690

Other Financial Services - 0.6%
Clark	20,900	299,497
E-LOAN [a]	116,200	388,108
MicroFinancial	10,000	47,400
PRG-Schultz International [a,c]	365,000	1,029,300

		1,764,305

Total (Cost $4,897,556)		4,775,995

Health – 15.6%
Commercial Services - 2.3%
Discovery Partners International [a,c]	20,000	57,200
First Consulting Group [a,c]	274,700	1,408,936
ICON ADR [a,b]	800	27,760
PAREXEL International [a,c]	121,400	2,409,790
TriZetto Group (The) [a,c]	183,300	2,568,033

		6,471,719

Drugs and Biotech - 4.5%
AXM Pharma [a,c]	122,000	173,240
Able Laboratories [a]	13,000	45,240
†Axonyx [a,c]	50,000	66,500
BioSource International [a,c]	120,500	1,271,275
CancerVax Corporation [a,c]	58,000	165,300
Cardiome Pharma [a]	56,000	296,240
Cell Genesys [a,c]	58,000	310,300
Cerus Corporation [a]	91,000	403,130
†CollaGenex Pharmaceuticals [a,c]	25,000	190,250
Durect Corporation [a,c]	44,100	224,469
DUSA Pharmaceuticals [a]	29,800	277,140
Emisphere Technologies [a]	163,200	656,064
Gene Logic [a]	250,179	828,092
Genitope Corporation [a,c]	23,000	295,320
Geron Corporation [a,c]	6,000	46,440
Hi-Tech Pharmacal [a]	12,300	391,878
Hollis-Eden Pharmaceuticals [a,c]	44,000	325,600
ImmunoGen [a,c]	44,000	254,760
Life Sciences Research [a]	59,900	716,404
†Mannkind Corporation [a,c]	10,000	100,500
Matrixx Initiatives [a,c]	23,000	253,000
Maxygen [a]	5,000	34,300
Momenta Pharmaceuticals [a,c]	65,500	1,294,935
Myriad Genetics [a,c]	26,500	414,725
Nabi Biopharmaceuticals [a,c]	5,000	76,150
†Nastech Pharmaceutical Company [a,c]	3,700	52,651
	SHARES	VALUE
Nuvelo [a,c]	52,000	$401,960
Oncolytics Biotech [a,c]	41,000	138,990
Orchid Cellmark [a,c]	78,000	843,180
†Pharmacyclics [a,c]	115,000	863,650
SFBC International [a,c]	15,000	579,450
Sangamo BioSciences [a]	10,000	35,700
Theragenics Corporation [a]	30,000	96,600
VIVUS [a]	163,300	601,761

		12,725,194

Health Services - 2.1%
ATC Healthcare Cl. A [a]	35,000	9,800
Albany Molecular Research [a]	50,000	700,000
Bio-Imaging Technologies [a,c]	41,400	129,168
Covalent Group [a]	25,000	59,750
Gentiva Health Services [a]	26,000	464,360
HMS Holdings [a]	66,900	445,554
Horizon Health [a]	50,000	1,169,500
MedCath Corporation [a,c]	18,000	500,220
National Home Health Care	21,400	260,864
NovaMed [a]	53,000	321,710
On Assignment [a]	109,800	546,804
Quovadx [a]	5,000	13,800
RehabCare Group [a,c]	22,000	588,060
Sun Healthcare Group [a,c]	51,000	326,400
U.S. Physical Therapy [a]	10,000	191,800

		5,727,790

Medical Products and Devices - 6.0%
Adeza Biomedical [a]	22,000	373,560
Aksys [a,c]	100	199
Allied Healthcare Products [a]	253,500	1,244,685
Anika Therapeutics [a]	24,000	275,760
Bruker BioSciences [a]	180,000	718,200
Caliper Life Sciences [a,c]	2,100	11,760
Candela Corporation [a,c]	54,000	564,300
CONMED Corporation [a,c]	3,900	120,003
Del Global Technologies [a]	168,279	429,111
EPIX Pharmaceuticals [a,c]	37,000	327,450
Endologix [a,c]	7,500	33,825
Exactech [a,c]	112,200	1,473,186
†Kensey Nash [a,c]	28,000	846,720
Medical Action Industries [a]	83,500	1,490,475
†Merit Medical Systems [a]	3,550	54,706
Molecular Devices [a,c]	25,500	551,565
NMT Medical [a]	179,000	1,790,000
Neurometrix [a]	25,000	500,750
OrthoLogic Corporation [a,c]	75,000	290,250
Orthofix International [a]	28,000	1,205,120
PLC Systems [a]	105,200	58,912
Possis Medical [a,c]	30,500	308,965
Quinton Cardiology Systems [a,c]	38,800	311,952
Schick Technologies [a]	25,000	562,500
Synovis Life Technologies [a,c]	23,000	183,540
Utah Medical Products	42,300	914,526
Young Innovations	61,450	2,293,929

		16,935,949

Personal Care - 0.7%
CCA Industries	56,140	532,769
Helen of Troy [a,c]	20,000	509,200

22 | THE ROYCE FUNDS SEMIANNUAL REPORT 2005	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2005 (Unaudited)

	SHARES	VALUE
Health (continued)
Personal Care (continued)
Lifeline Systems [a]	20,050	$644,006
Nutraceutical International [a]	20,000	267,000

		1,952,975

Total (Cost $32,084,613)		43,813,627

Industrial Products – 15.2%
Automotive - 0.8%
†IMPCO Technologies [a,c]	35,500	170,755
LKQ Corporation [a,c]	40,700	1,105,005
Spartan Motors	2,800	30,184
Strattec Security [a]	3,300	179,718
Wescast Industries Cl. A	37,900	861,467

		2,347,129

Building Systems and Components - 2.3%
Aaon [a]	47,500	845,025
†Flanders Corporation [a,c]	44,000	396,000
Juno Lighting [a]	92,200	3,971,054
LSI Industries	67,812	945,299
Modtech Holdings [a]	51,800	336,700

		6,494,078

Construction Materials - 1.5%
Ash Grove Cement Company	8,000	1,256,000
Monarch Cement	50,410	1,134,225
Synalloy Corporation [a]	171,000	1,735,650

		4,125,875

Industrial Components - 1.6%
American Superconducter [a,c]	62,000	567,300
Bel Fuse Cl. A	52,600	1,351,294
C & D Technologies	53,000	487,070
Plug Power [a,c]	1,370	9,385
Powell Industries [a,c]	50,300	949,161
Scientific Technologies [a]	10,700	35,845
Tech/Ops Sevcon	76,200	451,104
II-VI [a]	20,000	367,800
Woodhead Industries	10,000	126,100

		4,345,059

Machinery - 2.6%
Alamo Group	28,500	532,095
Astec Industries [a]	40,200	932,238
Cascade Corporation	8,000	346,000
Hardinge	77,000	1,081,850
Hurco Companies [a,c]	36,100	576,156
Keithley Instruments	14,000	215,740
LeCroy Corporation [a,c]	35,000	481,250
Lindsay Manufacturing	10,000	235,800
MTS Systems	10,000	335,800
Mueller (Paul) Company	13,650	395,850
Pason Systems	124,200	2,159,207

		7,291,986

Metal Fabrication and Distribution - 1.5%
Aleris International [a]	20,075	452,691
Encore Wire [a,c]	15,000	173,850
Haynes International [a]	13,800	233,910
Insteel Industries	46,000	579,600
Metals USA [a,c]	10,000	190,200
NN	156,300	1,981,884
	SHARES	VALUE
†Olympic Steel [a,c]	20,000	$266,200
Oregon Steel Mills [a,c]	15,000	258,150
Universal Stainless & Alloy Products [a,c]	7,700	93,563

		4,230,048

Paper and Packaging - 0.1%
Mod-Pac Corporation [a]	23,200	380,480

Pumps, Valves and Bearings - 0.9%
CIRCOR International	28,000	690,760
Gorman-Rupp Company	3,375	72,259
Sun Hydraulics	47,400	1,724,886

		2,487,905

Specialty Chemicals and Materials - 2.1%
Aceto Corporation	291,169	2,177,944
American Pacific [a]	36,000	288,000
Balchem Corporation	15,000	450,750
CFC International [a,c]	40,600	781,550
Hawkins	122,667	1,490,404
NuCo2 [a,c]	20,000	513,400
Park Electrochemical	10,000	252,000

		5,954,048

Textiles - 0.1%
Fab Industries [a,d]	56,400	112,800

Other Industrial Products - 1.7%
Color Kinetics [a,c]	50,000	532,000
Eastern Company (The)	26,500	624,075
†Harbin Electric [a,c]	34,500	109,710
Maxwell Technologies [a]	15,300	186,507
Myers Industries	32,276	403,450
Peerless Manufacturing [a]	42,200	611,900
Quixote Corporation	36,500	715,765
Raven Industries	73,000	1,709,660

		4,893,067

Total (Cost $28,123,269)		42,662,475

Industrial Services – 14.4%
Advertising and Publishing - 0.4%
MDC Partners Cl. A [a,c]	60,000	507,600
NetRatings [a,c]	50,000	680,000

		1,187,600

Commercial Services - 5.8%
Administaff	10,000	237,600
American Bank Note Holographics [a]	267,200	1,095,520
Anacomp Cl. A [a]	26,000	318,500
Bennett Environmental [a]	20,900	66,462
Carlisle Holdings	390,000	2,437,500
Collectors Universe [a]	3,000	52,560
CorVel Corporation [a,c]	28,650	719,688
Edgewater Technology [a]	18,339	79,591
Exponent [a,c]	68,300	1,952,014
Geo Group (The) [a]	51,200	1,282,560
iGATE Corporation [a]	273,400	978,772
Kforce [a,c]	55,000	465,300
Management Network Group [a,c]	40,000	88,000
NCO Group [a,c]	20,000	432,600
New Horizons Worldwide [a]	132,000	461,987
RCM Technologies [a]	80,300	340,472
RemedyTemp Cl. A [a,c]	83,200	736,320
SM&A [a,c]	31,300	280,761

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2005 | 23

ROYCE MICRO-CAP TRUST

Schedule of Investments

	SHARES	VALUE
Industrial Services (continued)
Commercial Services (continued)
†Senomyx [a,c]	42,000	$693,420
Sykes Enterprises [a]	50,000	474,000
TRC Companies [a]	49,000	575,260
Volt Information Sciences [a,c]	56,700	1,345,491
Westaff [a]	362,500	1,268,750

		16,383,128

Engineering and Construction - 1.2%
Comfort Systems USA [a,c]	19,000	125,020
Devcon International [a,c]	21,700	227,850
Insituform Technologies Cl. A [a,c]	80,300	1,287,209
Integrated Electrical Services [a,c]	138,000	269,100
Keith Companies [a]	10,000	216,800
Skyline Corporation	32,100	1,281,753

		3,407,732

Food and Tobacco Processors - 1.0%
ML Macadamia Orchards L.P.	120,200	730,816
Omega Protein [a]	9,600	60,672
Seneca Foods Cl. A [a]	62,500	1,012,500
Seneca Foods Cl. B [a]	42,500	690,625
Sunopta [a,c]	50,000	284,000

		2,778,613

Industrial Distribution - 0.8%
Central Steel & Wire	1,200	694,800
Elamex [a]	70,200	119,340
Lawson Products	19,500	756,990
Strategic Distribution [a]	59,690	625,551

		2,196,681

Printing - 1.1%
Bowne & Co.	66,500	961,590
Champion Industries	23,500	96,350
Courier Corporation	22,950	881,510
Ennis	9,700	175,764
Schawk	38,900	972,500

		3,087,714

Transportation and Logistics - 3.7%
AirNet Systems [a,c]	180,000	757,800
Atlas Air Worldwide Holdings [a,e]	19,500	633,750
Forward Air	65,700	1,857,339
Frozen Food Express Industries [a]	92,000	1,041,440
Hub Group Cl. A [a,c]	13,000	325,650
Knight Transportation	21,000	510,930
MAIR Holdings [a,c]	8,600	76,024
Marten Transport [a,c]	3,400	71,366
Pacific CMA [a]	200,000	166,000
Patriot Transportation Holding [a]	28,400	1,446,128
†Pinnacle Airlines [a,c]	11,000	94,490
SCS Transportation [a]	33,000	587,400
†Universal Truckload Services [a,c]	154,200	2,604,438
Vitran Corporation Cl. A [a]	5,500	86,900

		10,259,655

Other Industrial Services - 0.4%
Landauer	21,300	1,105,683
Team [a]	2,200	47,300

		1,152,983

Total (Cost $26,939,510)		40,454,106

	SHARES	VALUE
Natural Resources – 10.4%
Energy Services - 3.4%
Calfrac Well Services	2,500	$63,255
Carbo Ceramics	12,500	987,000
Conrad Industries [a]	154,000	198,660
Dawson Geophysical [a]	6,200	131,812
Dril-Quip [a]	64,500	1,871,145
Enerflex Systems	5,000	102,840
Gulf Island Fabrication	59,500	1,182,860
GulfMark Offshore [a,c]	67,550	1,844,790
Input/Output [a,c]	118,500	744,180
Lufkin Industries	17,800	640,444
†Seitel [a,c]	170,000	248,200
Valley National Gases [a]	30,100	459,025
Willbros Group [a,c]	64,900	929,368

		9,403,579

Oil and Gas - 2.7%
ATP Oil & Gas [a]	29,300	685,620
Bonavista Energy Trust	88,000	2,229,448
Contango Oil & Gas Company [a,c]	10,000	92,000
Edge Petroleum [a]	3,500	54,670
Gulfport Energy [a,c]	195,776	1,350,854
Nuvista Energy [a]	121,000	1,344,115
Petrohawk Energy [a,c]	13,000	140,400
Pioneer Drilling Company [a,c]	45,800	698,908
Pioneer Natural Resources Company	14,543	611,969
Savanna Energy Services [a]	2,500	39,483
VAALCO Energy [a,c]	103,000	356,380

		7,603,847

Precious Metals and Mining - 1.5%
Apex Silver Mines [a]	76,100	1,045,614
Aurizon Mines [a]	50,000	50,500
Brush Engineered Materials [a,c]	15,500	221,030
†Cambior [a,c]	55,000	119,900
Cardero Resource [a]	5,000	12,896
Etruscan Resources [a]	575,900	841,381
Gammon Lake Resources [a]	28,000	188,440
MK Resources Company [a]	513,800	616,560
Metallica Resources [a]	170,000	210,800
†Minefinders Corporation [a,c]	40,000	184,800
Nevsun Resources [a]	5,000	9,600
Northern Orion Resources [a]	161,500	395,675
NovaGold Resources [a]	13,400	102,242
Spur Ventures [a]	9,350	13,279
Western Silver [a]	11,800	102,660

		4,115,377

Real Estate - 1.4%
HomeFed Corporation [a]	59,352	3,739,176
Kennedy-Wilson [a,c]	21,500	225,750

		3,964,926

Other Natural Resources - 1.4%
PICO Holdings [a]	97,100	2,889,696
Pope Resources L.P.	33,000	1,173,150

		4,062,846

Total (Cost $12,920,500)		29,150,575

24 | THE ROYCE FUNDS SEMIANNUAL REPORT 2005	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2005 (Unaudited)

	SHARES	VALUE
Technology – 26.0%
Aerospace and Defense - 2.7%
Allied Defense Group (The) [a]	68,800	$1,583,776
Astronics Corporation [a]	26,400	238,920
Ducommun [a]	84,500	1,428,895
HEICO Corporation	41,600	973,856
HEICO Corporation Cl. A	24,160	435,363
Herley Industries [a,c]	81,000	1,477,440
Integral Systems	58,500	1,323,855
SIFCO Industries [a]	45,800	167,170

		7,629,275

Components and Systems - 5.5%
Advanced Photonix Cl. A [a,c]	258,900	750,810
Belden CDT	15,000	318,000
CSP [a]	122,581	1,008,842
Dot Hill Systems [a,c]	2,000	10,480
Excel Technology [a,c]	124,900	3,035,070
Fargo Electronics [a]	25,000	499,750
Giga-tronics [a,c]	3,200	11,712
InFocus Corporation [a]	125,000	517,500
International DisplayWorks [a,c]	32,000	256,000
Kronos [a,c]	17,375	701,776
Lowrance Electronics	91,000	1,912,820
Merix Corporation [a,c]	7,000	40,950
Metrologic Instruments [a]	2,900	36,366
Mobility Electronics [a,c]	1,000	9,150
MOCON	15,600	146,640
Neoware Systems [a,c]	2,600	26,624
OSI Systems [a]	25,000	394,750
Performance Technologies [a,c]	54,050	298,897
Plexus Corporation [a,c]	26,500	377,095
Printronix	20,300	339,416
REMEC [a,c]	59,006	377,633
Richardson Electronics	202,100	1,475,330
SafeNet [a,c]	11,781	401,261
SimpleTech [a]	197,200	755,276
TTM Technologies [a,c]	100,000	761,000
TransAct Technologies [a]	78,600	665,742
WindsorTech [a]	234,500	363,475
Zomax [a,c]	20,000	55,600

		15,547,965

Distribution - 1.1%
Agilysys	90,000	1,413,000
Bell Industries [a]	85,700	196,253
Brightpoint [a]	28,000	621,320
Jaco Electronics [a]	31,400	92,944
Nu Horizons Electronics [a,c]	40,000	256,000
PC Mall [a,c]	73,000	320,105
Pomeroy IT Solutions [a]	6,900	69,897

		2,969,519

Internet Software and Services - 1.1%
†Arbinet-thexchange [a,c]	22,200	148,740
Digitas [a,c]	98,840	1,127,764
†eCOST.com [a,c]	7,242	29,620
	SHARES	VALUE
EDGAR Online [a,c]	83,600	$198,968
Inforte Corporation [a]	1,100	3,652
LookSmart [a]	20,000	14,800
MIVA [a,c]	10,000	46,400
NIC [a]	26,800	123,816
Packeteer [a]	5,000	70,500
†Provide Commerce [a,c]	5,000	107,950
RealNetworks [a,c]	65,700	326,529
Register.com [a]	41,857	313,928
Stamps.com [a]	21,200	397,500
Stellent [a]	15,000	112,500

		3,022,667

IT Services - 5.2%
CIBER [a,c]	182,662	1,457,643
Computer Task Group [a]	381,100	1,375,771
Covansys Corporation [a]	227,500	2,923,375
DiamondCluster International [a,c]	158,100	1,786,530
Forrester Research [a]	105,500	1,881,065
Infocrossing [a,c]	20,000	249,400
Rainmaker Systems [a]	10,000	5,900
Sapient Corporation [a,c]	500,000	3,965,000
Syntel	54,300	870,429
Tier Technologies Cl. B [a]	6,800	57,324

		14,572,437

Semiconductors and Equipment - 2.2%
California Micro Devices [a]	81,700	464,056
CyberOptics Corporation [a]	53,800	699,400
ESS Technology [a,c]	25,000	105,250
Electroglas [a,c]	281,700	878,904
Exar Corporation [a]	68,500	1,019,965
Helix Technology	9,500	126,160
Integrated Silicon Solution [a]	99,000	733,590
Intevac [a,c]	40,550	424,559
Monolithic System Technology [a]	10,000	50,300
PDF Solutions [a,c]	30,000	393,600
Photronics [a,c]	29,750	694,365
QuickLogic Corporation [a]	20,000	73,000
†Rudolph Technologies [a,c]	10,000	143,300
Semitool [a]	25,500	243,270
White Electronic Designs [a]	10,000	55,500

		6,105,219

Software - 4.7%
Aladdin Knowledge Systems [a]	27,300	560,742
ANSYS [a]	30,800	1,093,708
Applix [a]	20,000	94,600
†BindView Development [a,c]	145,300	401,028
ILOG ADR [a,b]	35,000	449,960
Indus International [a]	19,200	47,232
InterVideo [a]	22,000	316,360
iPass [a]	190,000	1,151,400
JDA Software Group [a,c]	59,500	677,110
Kongzhong Corporation ADR [a,b,c]	3,400	31,110
MSC.Software [a,c]	12,700	173,990
†Majesco Entertainment Company [a,c]	51,100	334,194

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2005 | 25

ROYCE MICRO-CAP TRUST	JUNE 30, 2005

Schedule of Investments

	SHARES	VALUE
Technology (continued)
Software (continued)
MapInfo [a]	5,000	$52,550
†McDATA Corporation Cl. A [a,c]	18,200	72,796
MIND C.T.I.	20,000	56,000
†Omnicell [a,c]	1,400	12,320
Pegasystems [a,c]	211,600	1,248,440
PLATO Learning [a]	121,142	894,028
SPSS [a]	19,800	380,358
SeaChange International [a]	5,000	35,100
Synplicity [a]	2,500	13,525
†TeleCommunication Systems Cl. A [a,c]	105,000	237,300
Transaction Systems Architects Cl. A [a]	140,100	3,450,663
Verity [a,c]	181,500	1,591,755

		13,376,269

Telecommunications - 3.5%
Anaren [a]	98,800	1,299,220
Brooktrout [a]	26,100	291,276
C-COR.net [a,c]	59,000	404,150
Captaris [a,c]	170,000	703,800
†Carrier Access [a,c]	10,000	48,200
†Catapult Communications [a,c]	5,000	85,300
Centillium Communications [a,c]	11,000	23,870
†Channell Commercial [a,c]	5,000	37,500
Communications Systems	135,000	1,386,450
†Ditech Communications [a,c]	50,000	324,500
Extended Systems [a,c]	140,500	449,600
†Intrado [a,c]	30,000	448,800
MetaSolv [a]	5,800	13,630
North Pittsburgh Systems	15,700	307,092
PC-Tel [a,c]	48,100	376,623
Radyne ComStream [a]	81,400	706,145
SpectraLink Corporation	57,000	599,640
ViaSat [a,c]	91,812	1,866,538
Yak Communications [a,c]	118,000	572,300

		9,944,634

Total (Cost $52,727,544)		73,167,985

	SHARES	VALUE
Miscellaneous – 4.9%
Total (Cost $13,580,319)		$13,741,083

TOTAL COMMON STOCKS
(Cost $201,632,862)		299,826,186

PREFERRED STOCK – 0.4%
Seneca Foods Conv. [a]	75,409	1,263,101

TOTAL PREFERRED STOCK
(Cost $943,607)		1,263,101

REPURCHASE AGREEMENT – 15.1%
State Street Bank & Trust Company,
2.55% dated 6/30/05, due 7/1/05,
maturity value $42,480,009
(collateralized by obligations of various
U.S. Government Agencies,
valued at $43,543,713)
(Cost $42,477,000)		42,477,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 10.1%
U.S. Treasury Bonds
5.50%-9.25% due 2/15/16-8/15/28		437,806
Money Market Funds
State Street Navigator Securities Lending
Prime Portfolio		27,819,162

(Cost $28,256,968)		28,256,968

TOTAL INVESTMENTS – 132.3%
(Cost $273,310,437)		371,823,255

LIABILITES LESS CASH
AND OTHER ASSETS – (10.9)%		(30,740,429)

PREFERRED STOCK – (21.4)%		(60,000,000)

NET ASSETS APPLICABLE TO
COMMON STOCKHOLDERS – 100.0%		$281,082,826

[a]	Non-income producing.
[b]	American Depository Receipt.
[c]	A portion of these securities were on loan at June 30, 2005. Total market value of loaned securities at June 30, 2005 was $27,453,801.
[d]	Securities for which market quotations are no longer readily available represents 0.04% of net assets. These securities have been valued at their fair value under procedures established by the Fund’s Board of Directors.
[e]	When issued.
†	New additions in 2005.
Bold indicates the Fund’s largest 20 equity holdings in terms of June 30, 2005 market value.

INCOME TAX INFORMATION: The cost of total investments for Federal income tax purposes was $274,084,343. At June 30, 2005, net unrealized appreciation for all securities was $97,738,912, consisting of aggregate gross unrealized appreciation of $109,216,316 and aggregate gross unrealized depreciation of $11,477,404. The primary differences in book and tax basis cost is the timing of the recognition of losses on securities sold and amortization of discount for book and tax purposes.

26 | THE ROYCE FUNDS SEMIANNUAL REPORT 2005	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

ROYCE MICRO-CAP TRUST	JUNE 30, 2005 (Unaudited)

Statement of Assets and Liabilities

ASSETS:
Investments at value (including collateral on loaned securities)*	$329,346,255
Repurchase agreement (at cost and value)	42,477,000
Cash	2,034
Receivable for investments sold	1,665,493
Receivable for dividends and interest	133,033
Prepaid expenses	3,161

Total Assets	373,626,976

LIABILITIES:
Payable for collateral on loaned securities	28,256,968
Payable for investments purchased	3,833,810
Payable for investment advisory fee	271,308
Preferred dividends accrued but not yet declared	80,000
Accrued expenses	102,064

Total Liabilities	32,544,150

PREFERRED STOCK:
6.00% Cumulative Preferred Stock – $0.001 par value, $25 liquidation value per share; 2,400,000 shares outstanding	60,000,000

Total Preferred Stock	60,000,000

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$281,082,826

ANALYSIS OF NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Common Stock paid-in capital – $0.001 par value per share; 20,791,356 shares outstanding (150,000,000 shares authorized)	$169,570,860
Undistributed net investment income (loss)	(595,140)
Accumulated net realized gain (loss) on investments	28,106,249
Net unrealized appreciation (depreciation) on investments	98,512,818
Quarterly and accrued distributions	(14,511,961)

Net Assets applicable to Common Stockholders (net asset value per share – $13.52)	$281,082,826

*Investments at identified cost (including $28,256,968 of collateral on loaned securites)	$230,833,437

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2005 | 27

ROYCE MICRO-CAP TRUST	SIX MONTHS ENDED JUNE 30, 2005 (Unaudited)

Statement of Operations

INVESTMENT INCOME:
Income:
Dividends	$993,932
Interest	572,309
Securities lending	58,072

Total income	1,624,313

Expenses:
Investment advisory fees	1,906,691
Custody and transfer agent fees	75,665
Stockholder reports	74,261
Directors’ fees	29,482
Professional fees	16,439
Administrative and office facilities expenses	15,333
Other expenses	101,582

Total expenses	2,219,453

Net investment income (loss)	(595,140)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	20,916,366
Net change in unrealized appreciation (depreciation) on investments	(22,649,606)

Net realized and unrealized gain (loss) on investments	(1,733,240)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM INVESTMENT OPERATIONS	(2,328,380)

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS	(1,800,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
RESULTING FROM INVESTMENT OPERATIONS	$(4,128,380)

28 | THE ROYCE FUNDS SEMIANNUAL REPORT 2005	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

ROYCE MICRO-CAP TRUST

Statement of Changes in Net Assets

	Six months ended 6/30/05 (unaudited)	Year ended 12/31/04

INVESTMENT OPERATIONS:
Net investment income (loss)	$(595,140)	$(1,486,082)
Net realized gain (loss) on investments	20,916,366	25,396,860
Net change in unrealized appreciation (depreciation) on investments	(22,649,606)	26,164,677

Net increase (decrease) in net assets resulting from investment operations	(2,328,380)	50,075,455

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net realized gain on investments	–	(3,600,000)
Quarterly distributions *	(1,800,000)	–

Total distributions to Preferred Stockholders	(1,800,000)	(3,600,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
RESULTING FROM INVESTMENT OPERATIONS	(4,128,380)	46,475,455

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net realized gain on investments	–	(25,919,005)
Quarterly distributions *	(12,631,961)	–

Total distributions to Common Stockholders	(12,631,961)	(25,919,005)

CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions to Common Stockholders	7,479,529	16,382,136

Total capital stock transactions	7,479,529	16,382,136

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	(9,280,812)	36,938,586

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Beginning of period	290,363,638	253,425,052

End of period (including undistributed net investment income (loss) of $(595,140) at 6/30/05)	$281,082,826	$290,363,638

* To be allocated to net investment income and capital gains at year end.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2005 | 29

ROYCE MICRO-CAP TRUST

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	Six months ended		Years ended December 31,
	June 30, 2005
	(unaudited)		2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$14.34		$13.33	$9.39	$11.83	$10.14	$11.00

INVESTMENT OPERATIONS:
Net investment income (loss)	(0.03)		(0.08)	(0.09)	(0.13)	(0.05)	0.09
Net realized and unrealized gain (loss) on investments	(0.08)		2.62	5.28	(1.29)	2.57	1.23

Total investment operations	(0.11)		2.54	5.19	(1.42)	2.52	1.32

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–		–	–	–	–	(0.01)
Net realized gain on investments	–		(0.19)	(0.18)	(0.18)	(0.19)	(0.22)
Quarterly distributions*	(0.09)		–	–	–	–	–

Total distributions to Preferred Stockholders	(0.09)		(0.19)	(0.18)	(0.18)	(0.19)	(0.23)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM INVESTMENT OPERATIONS	(0.20)		2.35	5.01	(1.60)	2.33	1.09

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–		–	–	–	–	(0.09)
Net realized gain on investments	–		(1.33)	(0.92)	(0.80)	(0.57)	(1.63)
Quarterly distributions*	(0.62)		–	–	–	–	–

Total distributions to Common Stockholders	(0.62)		(1.33)	(0.92)	(0.80)	(0.57)	(1.72)

CAPITAL STOCK TRANSACTIONS:
Effect of Preferred Stock Offering	–		–	(0.11)	–	–	–
Effect of reinvestment of distributions by Common Stockholders	0.00		(0.01)	(0.04)	(0.04)	(0.07)	(0.23)

Total capital stock transactions	0.00		(0.01)	(0.15)	(0.04)	(0.07)	(0.23)

NET ASSET VALUE, END OF PERIOD	$13.52		$14.34	$13.33	$9.39	$11.83	$10.14

MARKET VALUE, END OF PERIOD	$13.88		$15.24	$12.60	$8.44	$10.50	$8.625

TOTAL RETURN (a):
Market Value	(4.7	)%***	33.4%	63.6%	(12.7)%	28.8%	15.3%
Net Asset Value	(1.4	)%***	18.7%	55.6%	(13.8)%	23.4%	10.9%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO
COMMON STOCKHOLDERS:
Total expenses (b,c)	1.60	%**	1.62%	1.82%	1.96%	1.78%	1.32%
Management fee expense	1.38	%**	1.43%	1.59%	1.59%	1.57%	1.08%
Other operating expenses	0.22	%**	0.19%	0.23%	0.37%	0.21%	0.24%
Net investment income (loss)	(0.43	)%**	(0.56)%	(0.82)%	(1.23)%	(0.43)%	0.74%
SUPPLEMENTAL DATA:
Net Assets Applicable to Common Stockholders,
End of Period (in thousands)	$281,083		$290,364	$253,425	$167,571	$200,443	$163,820
Liquidation Value of Preferred Stock,
End of Period (in thousands)	$60,000		$60,000	$60,000	$40,000	$40,000	$40,000
Portfolio Turnover Rate	20%		32%	26%	39%	27%	49%
PREFERRED STOCK:
Total shares outstanding	2,400,000		2,400,000	2,400,000	1,600,000	1,600,000	1,600,000
Asset coverage per share	$142.12		$145.98	$130.59	$129.73	$150.28	$127.39
Liquidation preference per share	$25.00		$25.00	$25.00	$25.00	$25.00	$25.00
Average market value per share (d):
6.00% Cumulative	$24.91		$24.66	$25.37	–	–	–
7.75% Cumulative	–		–	$25.70	$25.91	$25.30	$23.08

(a)	The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.
(b)	Expense ratios based on total average net assets including liquidation value of Preferred Stock were 1.32%, 1.32%, 1.49%, 1.62%, 1.46% and 1.06% for the periods ended June 30, 2005 and December 31, 2004, 2003, 2002, 2001 and 2000, respectively.
(c)	Expense ratios based on average net assets applicable to Common Stockholders before waiver of fees by the investment adviser would have been 1.92%, 2.04% and 1.81% for the periods ended December 31, 2003, 2002 and 2001, respectively.
(d)	The average of month-end market values during the period that the preferred stock was outstanding.
*	To be allocated to net investment income and capital gains at year end.
**	Annualized.
**	Not annualized.
30 | THE ROYCE FUNDS SEMIANNUAL REPORT 2005

ROYCE MICRO-CAP TRUST	JUNE 30, 2005

Notes to Financial Statements (Unaudited)

Summary of Significant Accounting Policies:
    Royce Micro-Cap Trust, Inc. (“the Fund”) was incorporated under the laws of the State of Maryland on September 9, 1993 as a diversified closed-end investment company. The Fund commenced operations on December 14, 1993.
    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:
    Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange or Nasdaq are valued at their last reported sales price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Fund’s Board of Directors. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

Investment Transactions and Related Investment Income:
    Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
    The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated in an equitable manner. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Fund’s Directors to defer the receipt of all or a portion of Directors’ Fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

Taxes:
    As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Income Tax Information”.

Distributions:
    The Fund currently has a policy of paying quarterly distributions on the Fund’s Common Stock. Distributions are currently being made at the annual rate of 9% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 2.25% of the rolling average or the distribution required by IRS regulations. Distributions to Preferred Stockholders are recorded on an accrual basis and paid quarterly. The Fund is required to allocate long-term capital gain distributions and other types of income proportionately to distributions made to holders of shares of Common Stock and Preferred Stock. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax basis differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

Repurchase Agreements:
    The Fund entered into repurchase agreements with respect to its portfolio securities solely with State Street Bank and Trust Company (“SSB&T”), the custodian of its assets. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.

Securities Lending:
   The Fund loans securities to qualified institutional investors for the purpose of realizing additional income. Collateral on all securities loaned for the Fund is accepted in cash and is invested temporarily by the custodian. The collateral is equal to at least 100% of the current market value of the loaned securities.

Capital Stock:
    The Fund issued 547,970 and 1,228,046 shares of Common Stock as reinvestment of distributions by Common Stockholders for the six months ended June 30, 2005 and the year ended December 31, 2004, respectively.
    At June 30, 2005, 2,400,000 shares of 6.00% Cumulative Preferred Stock were outstanding. Commencing October 16, 2008 and thereafter, the Fund, at its option, may redeem the 6.00% Cumulative Preferred Stock, in whole or in part, at the redemption price. The Fund’s Cumulative Preferred Stock is classified outside of permanent equity (net assets applicable to Common Stockholders) in the accompanying financial

THE ROYCE FUNDS SEMIANNUAL REPORT 2005 | 31

ROYCE MICRO-CAP TRUST	JUNE 30, 2005

Notes to Financial Statements (Unaudited) (continued)

statements in accordance with Emerging Issues Task Force (EITF) Topic D-98, Classification and Measurement of Redeemable Securities, that requires preferred securities that are redeemable for cash or other assets to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer.
    The Fund is required to meet certain asset coverage tests with respect to the Cumulative Preferred Stock as required by the 1940 Act. In addition, pursuant to the Rating Agency Guidelines established by Moody’s, the Fund is required to maintain a certain discounted asset coverage. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Cumulative Preferred Stock at a redemption price of $25.00 per share, plus an amount equal to the accumulated and unpaid dividends, whether or not declared on such shares, in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to Common Stockholders and could lead to sales of portfolio securities at inopportune times. The Fund has met these requirements since issuing the Preferred Stock.

Investment Advisory Agreement:
    As compensation for its services under the Investment Advisory Agreement, Royce & Associates, LLC (“Royce”) receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the Russell 2000.
    The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the Fund’s month-end net assets applicable to Common Stockholders, plus the liquidation value of Preferred

Stock, for the rolling 36-month period ending with such month (the “performance period”). The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the Russell 2000 for the performance period by more than two percentage points. The performance period for each such month is a rolling 36-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the Russell 2000 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the Russell 2000 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.
    Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to an issue of the Fund’s Preferred Stock for any month in which the Fund’s average annual NAV total return since issuance of the Preferred Stock fails to exceed the applicable Preferred Stock’s dividend rate.
    For the six months ended June 30, 2005, the Fund accrued and paid Royce advisory fees totaling $1,906,691.

Purchases and Sales of Investment Securities:
    For the six months ended June 30, 2005, the cost of purchases and proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, amounted to $61,685,836 and $56,986,813, respectively.

32 | THE ROYCE FUNDS SEMIANNUAL REPORT 2005

ROYCE FOCUS TRUST	JUNE 30, 2005

Schedule of Investments

	SHARES	VALUE
COMMON STOCKS – 74.1%

Consumer Products – 1.7%
Sports and Recreation - 1.7%
Winnebago Industries	65,000	$2,128,750

Total (Cost $822,747)		2,128,750

Consumer Services – 3.4%
Direct Marketing - 2.2%
Nu Skin Enterprises Cl. A	115,000	2,679,500

Retail Stores - 1.2%
Pier 1 Imports	100,000	1,419,000

Total (Cost $2,661,168)		4,098,500

Financial Intermediaries – 4.6%
Insurance - 3.4%
Alleghany Corporation [a]	10,200	3,029,400
ProAssurance Corporation [a]	25,000	1,044,000

		4,073,400

Other Financial Intermediaries - 1.2%
TSX Group	50,000	1,489,961

Total (Cost $2,683,774)		5,563,361

Financial Services – 4.9%
Information and Processing - 2.2%
eFunds Corporation [a]	150,000	2,698,500

Investment Management - 2.7%
Gabelli Asset Management Cl. A	41,500	1,833,885
U.S. Global Investors Cl. A [a]	295,605	1,395,255

		3,229,140

Total (Cost $4,309,131)		5,927,640

Health – 7.8%
Drugs and Biotech - 7.3%
†Elan Corporation ADR [a,b,c]	250,000	1,705,000
Endo Pharmaceuticals Holdings [a]	114,900	3,019,572
Lexicon Genetics [a]	350,000	1,729,000
Myriad Genetics [a]	50,000	782,500
Orchid Cellmark [a]	150,000	1,621,500

		8,857,572

Medical Products and Devices - 0.5%
†Caliper Life Sciences [a]	120,000	672,000

Total (Cost $7,334,995)		9,529,572

Industrial Products – 19.5%
Building Systems and Components - 3.0%
Simpson Manufacturing	120,000	3,666,000

Construction Materials - 2.1%
Florida Rock Industries	35,000	2,567,250

Machinery - 5.5%
Lincoln Electric Holdings	75,000	2,486,250
Pason Systems	166,500	2,894,589
Woodward Governor Company	15,000	1,260,450

		6,641,289

	SHARES	VALUE
Metal Fabrication and Distribution - 8.9%
†Harris Steel Group	95,500	$1,605,697
IPSCO	80,000	3,496,000
Metal Management	175,000	3,386,250
Schnitzer Steel Industries Cl. A	100,000	2,370,000

		10,857,947

Total (Cost $14,747,129)		23,732,486

Industrial Services – 3.7%
Commercial Services - 2.1%
Carlisle Holdings [c]	250,000	1,562,500
West Corporation [a]	25,000	960,000

		2,522,500

Engineering and Construction - 1.6%
Dycom Industries [a]	100,000	1,981,000

Total (Cost $2,304,326)		4,503,500

Natural Resources – 17.9%
Energy Services - 8.4%
Ensign Energy Services	120,000	2,896,180
Input/Output [a,c]	325,000	2,041,000
Tesco Corporation [a]	150,000	1,641,000
Trican Well Service [a]	150,000	3,687,561

		10,265,741

Precious Metals and Mining - 9.5%
Glamis Gold [a]	200,000	3,442,000
Hecla Mining Company [a]	500,000	2,280,000
Meridian Gold [a]	150,000	2,700,000
†Pan American Silver [a]	100,000	1,479,000
†Silver Standard Resources [a,c]	140,000	1,636,600

		11,537,600

Total (Cost $15,782,120)		21,803,341

Technology – 10.6%
Components and Systems - 1.8%
Lowrance Electronics	66,100	1,389,422
Richardson Electronics	100,000	730,000

		2,119,422

Internet Software and Services - 1.0%
†RealNetworks [a]	250,000	1,242,500

IT Services - 0.8%
Syntel	60,000	961,800

Semiconductors and Equipment - 0.9%
Exar Corporation [a]	75,000	1,116,750

Software - 4.7%
ManTech International Cl. A [a]	75,000	2,328,000
PLATO Learning [a]	130,600	963,828
Transaction Systems Architects Cl. A [a]	100,100	2,465,463

		5,757,291

Telecommunications - 1.4%
†Foundry Networks [a]	200,000	1,726,000

Total (Cost $10,758,987)		12,923,763

TOTAL COMMON STOCKS
(Cost $61,404,377)		90,210,913

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2005 | 33

ROYCE FOCUS TRUST	JUNE 30, 2005

Schedule of Investments

	PRINCIPAL
	AMOUNT	VALUE		VALUE
CORPORATE BONDS – 5.8%			REPURCHASE AGREEMENT – 21.8%
†Athena Neurosciences Finance 7.25% [c]			State Street Bank & Trust Company,
Senior Note due 2/21/08	$6,000,000	$5,580,000	2.55% dated 6/30/05, due 7/1/05,
E*TRADE Financial 6.00%			maturity value $26,508,878
Conv. Sub. Note due 2/1/07	1,500,000	1,507,500	(collateralized by obligations of various
			U.S. Government Agencies, valued at $27,174,087)
TOTAL CORPORATE BONDS			(Cost $26,507,000)	$26,507,000
(Cost $6,739,203)		7,087,500
			COLLATERAL RECEIVED FOR SECURITIES LOANED – 2.6%
GOVERNMENT BONDS – 9.8%			Money Market Funds
(Principal Amount shown			State Street Navigator Securities Lending
in local currency.)			Prime Portfolio	3,202,198
Canadian Government Bond
3.00% due 6/1/07	6,150,000	5,029,628	(Cost $3,202,198)	3,202,198
New Zealand Government Bond
6.50% due 2/15/06	10,000,000	6,962,670	TOTAL INVESTMENTS – 122.6%
			(Cost $119,116,917)	149,304,209
TOTAL GOVERNMENT BONDS
(Cost $10,827,347)		11,992,298	LIABILITIES LESS CASH
			AND OTHER ASSETS – (2.1)%	(2,513,048)
U.S. TREASURY OBLIGATIONS – 8.5%
U.S. Treasury Notes			PREFERRED STOCK – (20.5)%	(25,000,000)
Treasury Inflation Index Protection
Security 2.00% due 7/15/14	10,000,000	10,304,300	NET ASSETS APPLICABLE TO
			COMMON STOCKHOLDERS – 100.0%	$121,791,161
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $10,436,792)		10,304,300

[a]	Non-income producing.
[b]	American Depository Receipt.
[c]	A portion of these securities were on loan at June 30, 2005. Total market value of loaned securities at June 30, 2005 was $3,088,342.
†	New additions in 2005.

Bold indicates the Fund’s largest 20 equity holdings in terms of June 30, 2005 market value.

INCOME TAX INFORMATION: The cost of total investments for Federal income tax purposes was $119,430,616. At June 30, 2005, net unrealized appreciation for all securities was $29,873,593, consisting of aggregate gross unrealized appreciation of $32,599,000 and aggregate gross unrealized depreciation of $2,725,407. The primary differences in book and tax basis cost is the timing of the recognition of losses on securities sold and amortization of discount for book and tax purposes.

34 | THE ROYCE FUNDS SEMIANNUAL REPORT 2005	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

ROYCE FOCUS TRUST	JUNE 30, 2005 (Unaudited)

Statement of Assets and Liabilities

ASSETS:
Investments at value (including collateral on loaned securities)*	$122,797,209
Repurchase agreement (at cost and value)	26,507,000
Cash	351,480
Receivable for investments sold	10,914
Receivable for dividends and interest	541,349

Total Assets	150,207,952

LIABILITIES:
Payable for collateral on loaned securities	3,202,198
Payable for investments purchased	7,600
Payable for investment advisory fee	111,483
Preferred dividends accrued but not yet declared	33,329
Accrued expenses	62,181

Total Liabilities	3,416,791

PREFERRED STOCK:
6.00% Cumulative Preferred Stock – $0.001 par value, $25 liquidation value per share; 1,000,000 shares outstanding	25,000,000

Total Preferred Stock	25,000,000

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$121,791,161

ANALYSIS OF NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Common Stock paid-in capital – $0.001 par value per share; 13,679,902 shares outstanding (100,000,000 shares authorized)	$82,873,234
Undistributed net investment income (loss)	306,614
Accumulated net realized gain (loss) on investments	11,823,754
Net unrealized appreciation (depreciation) on investments	30,187,292
Quarterly and accrued distributions	(3,399,733)

Net Assets applicable to Common Stockholders (net asset value per share – $8.90)	$121,791,161

*Investments at identified cost (including $3,202,198 of collateral on loaned securities)	$92,609,917

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2005 | 35

ROYCE FOCUS TRUST	SIX MONTHS ENDED JUNE 30, 2005 (Unaudited)

Statement of Operations

INVESTMENT INCOME:
Income:
Interest	$706,318
Dividends	402,348
Securities lending	9,858

Total income	1,118,524

Expenses:
Investment advisory fees	629,864
Custody and transfer agent fees	42,024
Stockholder reports	35,368
Professional fees	13,404
Directors’ fees	10,699
Administrative and office facilities expenses	5,682
Other expenses	59,869

Total expenses	796,910

Net investment income (loss)	321,614

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	10,449,681
Net change in unrealized appreciation (depreciation) on investments	(15,020,437)

Net realized and unrealized gain (loss) on investments	(4,570,756)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM INVESTMENT OPERATIONS	(4,249,142)

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS	(750,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM INVESTMENT OPERATIONS	$(4,999,142)

36 | THE ROYCE FUNDS SEMIANNUAL REPORT 2005	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

ROYCE FOCUS TRUST

Statement of changes in Net Assets

	Six months ended
	6/30/05	Year ended
	(unaudited)	12/31/04

INVESTMENT OPERATIONS:
Net investment income (loss)	$321,614	$225,575
Net realized gain (loss) on investments	10,449,681	16,972,445
Net change in unrealized appreciation (depreciation) on investments	(15,020,437)	9,319,147

Net increase (decrease) in net assets resulting from investment operations	(4,249,142)	26,517,167

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–	(21,150)
Net realized gain on investments	–	(1,478,850)
Quarterly distributions*	(750,000)	–

Total distributions to Preferred Stockholders	(750,000)	(1,500,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM INVESTMENT OPERATIONS	(4,999,142)	25,017,167

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–	(242,185)
Net realized gain on investments	–	(16,948,411)
Quarterly distributions*	(2,616,400)	–

Total distributions to Common Stockholders	(2,616,400)	(17,190,596)

CAPITAL STOCK TRANSACTIONS:
Net proceeds from rights offering	21,772,491	–
Reinvestment of distributions to Common Stockholders	1,781,620	11,013,943

Total capital stock transactions	23,554,111	11,013,943

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	15,938,569	18,840,514

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Beginning of period	105,852,592	87,012,078

End of period (including undistributed net investment income (loss) of $306,614 at 6/30/05 and $(15,000) at 12/31/04)	$121,791,161	$105,852,592

*To be allocated to net investment income and capital gains at year end.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2005 | 37

ROYCE FOCUS TRUST

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	Six months ended		Years ended December 31,
	June 30, 2005
	(unaudited)		2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$9.75		$9.00	$6.27	$7.28	$6.77	$5.94

INVESTMENT OPERATIONS:
Net investment income (loss)	0.02		0.02	0.08	(0.01)	0.05	0.12
Net realized and unrealized gain (loss) on investments	(0.43)		2.63	3.57	(0.74)	0.79	1.26

Total investment operations	(0.41)		2.65	3.65	(0.75)	0.84	1.38

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–		(0.00)	(0.02)	(0.03)	(0.04)	(0.03)
Net realized gain on investments	–		(0.15)	(0.14)	(0.13)	(0.13)	(0.14)
Quarterly distributions*	(0.07)		–	–	–	–	–

Total distributions to Preferred Stockholders	(0.07)		(0.15)	(0.16)	(0.16)	(0.17)	(0.17)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM INVESTMENT OPERATIONS	(0.48)		2.50	3.49	(0.91)	0.67	1.21

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–		(0.02)	(0.06)	(0.02)	(0.03)	(0.06)
Net realized gain on investments	–		(1.72)	(0.56)	(0.07)	(0.11)	(0.28)
Quarterly distributions*	(0.24)		–	–	–	–	–

Total distributions to Common Stockholders	(0.24)		(1.74)	(0.62)	(0.09)	(0.14)	(0.34)

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.00)		(0.01)	(0.03)	(0.01)	(0.02)	(0.04)
Effect of rights offering and Preferred Stock offering	(0.13)		–	(0.11)	–	–	–

Total capital stock transactions	(0.13)		(0.01)	(0.14)	(0.01)	(0.02)	(0.04)

NET ASSET VALUE, END OF PERIOD	$8.90		$9.75	$9.00	$6.27	$7.28	$6.77

MARKET VALUE, END OF PERIOD	$8.55		$10.47	$8.48	$5.56	$6.65	$5.69

TOTAL RETURN (a):
Market Value	(16.2	)%***	47.3%	64.0%	(15.1)%	19.7%	27.9%
Net Asset Value	(6.3	)%***	29.2%	54.3%	(12.5)%	10.0%	20.9%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Total expenses (b,c)	1.58	%**	1.53%	1.57%	1.88%	1.47%	1.44%
Management fee expense	1.25	%**	1.27%	1.14%	1.13%	1.11%	1.00%
Other operating expenses	0.33	%**	0.26%	0.43%	0.75%	0.36%	0.44%
Net investment income (loss)	0.64	%**	0.24%	1.07%	(0.16)%	0.70%	1.93%
SUPPLEMENTAL DATA:
Net Assets Applicable to Common Stockholders, End of Period (in thousands)	$121,791		$105,853	$87,012	$57,956	$66,654	$60,933
Liquidation Value of Preferred Stock, End of Period (in thousands)	$25,000		$25,000	$25,000	$20,000	$20,000	$20,000
Portfolio Turnover Rate	19%		52%	49%	61%	54%	69%
PREFERRED STOCK:
Total shares outstanding	1,000,000		1,000,000	1,000,000	800,000	800,000	800,000
Asset coverage per share	$146.79		$130.85	$112.01	$97.44	$108.32	$101.17
Liquidation preference per share	$25.00		$25.00	$25.00	$25.00	$25.00	$25.00
Average market value per share (d):
6.00% Cumulative	$25.44		$24.83	$25.45	–	–	–
7.45% Cumulative	–		–	$25.53	$25.64	$25.09	$22.23

(a)	The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.
(b)	Expense ratios based on total average net assets including liquidation value of Preferred Stock were 1.27%, 1.21%, 1.20%, 1.43%, 1.11% and 1.05% for the periods ended June 30, 2005 and December 31, 2004, 2003, 2002, 2001 and 2000, respectively.
(c)	Expense ratios based on average net assets applicable to Common Stockholders before waiver of fees by the investment adviser would have been 1.73%, 2.06%, 1.69% and 1.81% for the periods ended December 31, 2003, 2002, 2001 and 2000, respectively.
(d)	The average of month-end market values during the period that the preferred stock was outstanding.
*	To be allocated to net investment income and capital gains at year end.
**	Annualized.
***	Not annualized.
38 | THE ROYCE FUNDS SEMIANNUAL REPORT 2005

ROYCE FOCUS TRUST	JUNE 30, 2005

Notes to Financial Statements (Unaudited)

Summary of Significant Accounting Policies:
    Royce Focus Trust, Inc. (“the Fund”) is a diversified closed-end investment company. The Fund commenced operations on March 2, 1988 and Royce & Associates, LLC (“Royce”) assumed investment management responsibility for the Fund on November 1, 1996.
    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:
    Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange or Nasdaq are valued at their last reported sales price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Fund’s Board of Directors. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

Investment Transactions and Related Investment Income:
    Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
    The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated in an equitable manner. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Fund’s Directors to defer the receipt of all or a portion of Directors’ Fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

Taxes:
    As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Income Tax Information”.

Distributions:
    The Fund currently has a policy of paying quarterly distributions on the Fund’s Common Stock. Distributions are currently being made at the annual rate of 5% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.25% of the rolling average or the distribution required by IRS regulations. Distributions to Preferred Stockholders are recorded on an accrual basis and paid quarterly. The Fund is required to allocate long-term capital gain distributions and other types of income proportionately to distributions made to holders of shares of Common Stock and Preferred Stock. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax basis differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

Repurchase Agreements:
    The Fund entered into repurchase agreements with respect to its portfolio securities solely with State Street Bank and Trust Company (“SSB&T”), the custodian of its assets. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.

Securities Lending:
    The Fund loans securities to qualified institutional investors for the purpose of realizing additional income. Collateral on all securities loaned for the Fund is accepted in cash and is invested temporarily by the custodian. The collateral is equal to at least 100% of the current market value of the loaned securities.

Capital Stock:
    The Fund issued 196,634 and 1,182,493 shares of Common Stock as reinvestment of distributions by Common Stockholders for the six months ended June 30, 2005 and the year ended December 31, 2004, respectively.
    On June 10, 2005, the Fund completed a rights offering of Common Stock to its stockholders at the rate of one common share for each 5 rights held by stockholders of record on May 6, 2005. The rights offering was fully subscribed, resulting in the issuance of 2,627,397 common shares at a price of $8.34, and proceeds of $21,912,491 to the Fund prior to the deduction of estimated expenses of $140,000. The net asset value per

THE ROYCE FUNDS SEMIANNUAL REPORT 2005 | 39

ROYCE FOCUS TRUST	JUNE 30, 2005

Notes to Financial Statements (Unaudited) (continued)

share of the Fund’s Common Stock was reduced by approximately $0.13 per share as a result of the issuance.
    At June 30, 2005, 1,000,000 shares of 6.00% Cumulative Preferred Stock were outstanding. Commencing October 17, 2008 and thereafter, the Fund, at its option, may redeem the 6.00% Cumulative Preferred Stock, in whole or in part, at the redemption price. The Fund’s Cumulative Preferred Stock is classified outside of permanent equity (net assets applicable to Common Stockholders) in the accompanying financial statements in accordance with Emerging Issues Task Force (EITF) Topic D-98, Classification and Measurement of Redeemable Securities, that requires preferred securities that are redeemable for cash or other assets to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer.
    The Fund is required to meet certain asset coverage tests with respect to the Cumulative Preferred Stock as required by the 1940 Act. In addition, pursuant to the Rating Agency Guidelines established by Moody’s, the Fund is required to maintain a certain discounted asset coverage. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Cumulative Preferred Stock at a redemption price of $25.00 per share, plus an amount equal to the accumulated and unpaid dividends, whether or not declared on such shares, in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to Common Stockholders and could lead to sales of portfolio securities at inopportune times. The Fund has met these requirements since issuing the Preferred Stock.

Investment Advisory Agreement:
    The Investment Advisory Agreement between Royce and the Fund provides for fees to be paid at an annual rate of 1.0% of the Fund’s average daily net assets applicable to Common Stockholders plus the liquidation value of Preferred Stock. Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to an issue of the Fund’s Preferred Stock for any month in which the Fund’s average annual NAV total return since issuance of the Preferred Stock fails to exceed the applicable Preferred Stock’s dividend rate.
    For the six months ended June 30, 2005, the Fund accrued and paid Royce advisory fees totaling $629,864.

Purchases and Sales of Investment Securities:
    For the six months ended June 30, 2005, the cost of purchases and proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, amounted to $22,586,146 and $27,679,252, respectively.

40 | THE ROYCE FUNDS SEMIANNUAL REPORT 2005

DISTRIBUTION REINVESTMENT AND CASH PURCHASE OPTIONS

Why should I reinvest my distributions?
By reinvesting distributions, a stockholder can maintain an undiluted investment in the Fund. The regular reinvestment of distributions has a significant impact on stockholder returns. In contrast, the stockholder who takes distributions in cash is penalized when shares are issued below net asset value to other stockholders.

How does the reinvestment of distributions from the Royce closed-end funds work?
The Funds automatically issue shares in payment of distributions unless you indicate otherwise. The shares are generally issued at the lower of the market price or net asset value on the valuation date.

How does this apply to registered stockholders?
If your shares are registered directly with a Fund, your distributions are automatically reinvested unless you have otherwise instructed the Funds’ transfer agent, Computershare, in writing. A registered stockholder also has the option to receive the distribution in the form of a stock certificate or in cash if Computershare is properly notified.

What if my shares are held by a brokerage firm or a bank?
If your shares are held by a brokerage firm, bank, or other intermediary as the stockholder of record, you should contact your brokerage firm or bank to be certain that it is automatically reinvesting distributions on your behalf. If they are unable to reinvest distributions on your behalf, you should have your shares registered in your name in order to participate.

What other features are available for registered stockholders?
The Distribution Reinvestment and Cash Purchase Plans also allow registered stockholders to make optional cash purchases of shares of a Fund’s common stock directly through Computershare on a monthly basis, and to deposit certificates representing your Fund shares with Computershare for safekeeping. The Funds’ investment adviser is absorbing all commissions on optional cash purchases under the Plans through December 31, 2005.

How do the Plans work for registered stockholders?
Computershare maintains the accounts for registered stockholders in the Plans and sends written confirmation of all transactions in the account. Shares in the account of each participant will be held by Computershare in non-certificated form in the name of the participant, and each participant will be able to vote those shares at a stockholder meeting or by proxy. A participant may also send other stock certificates held by them to Computershare to be held in non-certificated form. There is no service fee charged to participants for reinvesting distributions. If a participant elects to sell shares from a Plan account, Computershare will deduct a $2.50 fee plus brokerage commissions from the sale transaction. If a nominee is the registered owner of your shares, the nominee will maintain the accounts on your behalf.

How can I get more information on the Plans?
You can call an Investor Services Representative at (800) 221-4268 or you can request a copy of the Plan for your Fund from Computershare. All correspondence (including notifications) should be directed to: [Name of Fund] Distribution Reinvestment and Cash Purchase Plan, c/o Computershare, PO Box 43010, Providence, RI 02940-3010, telephone (800) 426-5523.

THE ROYCE FUNDS SEMIANNUAL REPORT 2005 | 41

OTHER IMPORTANT INFORMATION

Forward-Looking Statements
    This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•	the Funds’ future operating results

•	the prospects of the Funds’ portfolio companies

•	the impact of investments that the Funds have made or may make

•	the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and

•	the ability of the Funds’ portfolio companies to achieve their objectives.

    This Report uses words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.
    The Royce Funds have based the forward-looking statements included in this Report on information available to us on the date of the Report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future stockholder communications or Reports.

Authorized Share Transactions
    Royce Value Trust, Royce Micro-Cap Trust and Royce Focus Trust may each repurchase up to 300,000 shares of its respective common stock and up to 10% of the issued and outstanding shares of its respective preferred stock during the year ending December 31, 2005. Any such repurchases would take place at then prevailing prices in the open market or in other transactions. Common stock repurchases would be effected at a price per share that is less than the share’s then current net asset value, and preferred stock repurchases would be effected at a price per share that is less than the share’s liquidation value.
    Royce Value Trust, Royce Micro-Cap Trust and Royce Focus Trust are also authorized to offer their common stockholders an opportunity to subscribe for additional shares of their common stock through rights offerings at a price per share that may be less than the share’s then current net asset value. The timing and terms of any such offerings are within each Board’s discretion.

Proxy Voting
    A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on the Royce Funds’ website at www.roycefunds.com, by calling 1-800-221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Form N-Q Filing
    The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on The Royce Funds’ website at www.roycefunds.com and on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-800-732-0330. The Funds’ complete schedules of investments are updated quarterly, and are available at www.roycefunds.com.

Annual Certifications
    As required, the Funds have submitted to the New York Stock Exchange (“NYSE”) for Royce Value Trust, Royce Micro-Cap Trust and Royce Focus Trust, and to Nasdaq for Royce Focus Trust, respectively, the annual certification of the Funds’ Chief Executive Officer that he is not aware of any violation of the NYSE’s or Nasdaq’s Corporate Governance listing standards. The Funds also have included the certification of the Funds’ Chief Executive Officer and Chief Financial Officer required by section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Funds’ Form N-CSR for the period ended June 30, 2005, filed with the Securities and Exchange Commission.

42 | THE ROYCE FUNDS SEMIANNUAL REPORT 2005

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

    At meetings held on June 20-21, 2005, The Royce Fund’s Board of Directors, including all of the non-interested directors, approved the continuance of the Investment Advisory Agreements between Royce & Associates, LLC (“R&A”) and each of Royce Value Trust, Royce Micro-Cap Trust and Royce Focus Trust (the “Funds”). In reaching these decisions, the Board reviewed the materials provided by R&A, which included, among other things, information prepared internally by R&A and independently by Morningstar Associates, LLC (“Morningstar”) containing detailed expense ratio and investment performance comparisons for each of the Funds with other funds in their “peer group”, information regarding the past performance of Funds managed by R&A and a memorandum outlining the legal duties of the Board prepared by independent counsel to the non-interested directors. R&A also provided the directors with an analysis of its profitability with respect to providing investment advisory services to each of the Funds. In addition, the Board took into account information furnished throughout the year at regular Board meetings, including reports on investment performance, shareholder services, regulatory compliance, brokerage commissions and research, brokerage and execution products and services provided to the Funds. The Board also considered other matters it deemed important to the approval process such as brokerage commissions paid to R&A affiliates, and other direct and indirect benefits to R&A and its affiliates, from their relationship with the Funds. The directors also met throughout the year with investment advisory personnel from R&A. The Board, in its deliberations, recognized that, for many of the Funds’ shareholders, the decision to purchase Fund shares included a decision to select R&A as the investment adviser and that there was a strong association in the minds of Fund shareholders between R&A and each Fund. In considering factors relating to the approval of the continuance of the Investment Advisory Agreements, the non-interested directors received assistance and advice from, and met separately with, their independent counsel. While the Investment Advisory Agreements for the Funds were considered at the same Board meetings, the directors dealt with each agreement separately. Among other factors, the directors considered the following:
    The nature, extent and quality of services provided by R&A: The directors considered the following factors to be of fundamental importance to their consideration of whether to approve the continuance of the Funds’ Investment Advisory Agreements: (i) R&A’s more than 30 years of small-cap value investing experience and track record; (ii) the history of long-tenured R&A portfolio managers managing the Funds; (iii) R&A’s sole focus on mid-cap, small-cap and micro-cap value investing; (iv) the consistency of R&A’s approach to managing both the Funds’ and open-end mutual funds over more than 30 years; (v) the integrity and high ethical standards adhered to at R&A; (vi) R&A’s specialized experience in the area of trading small- and micro-cap securities; (vii) R&A’s historical ability to attract and retain portfolio management talent and (viii) R&A’s focus on shareholder interests as exemplified by its voluntary fee waiver policy on preferred stock assets in certain circumstances where the Fund’s total return performance from the issuance of the preferred does not exceed the coupon rate on the preferred, and expansive shareholder reporting and communications. The directors reviewed the services that R&A provides to the Funds, including, but not limited to, managing each Fund’s investments in accordance with the stated policies of each Fund. The directors determined that the services to be provided to each Fund by R&A would be the same as those it previously provided to the Funds. They also took into consideration the histories, reputations and backgrounds of R&A’s portfolio managers for the Funds, finding that these would likely have an impact on the continued success of the Funds. Lastly, the directors noted R&A’s ability to attract quality and experienced personnel. The directors concluded that the services provided by R&A to each Fund compared favorably to services provided by R&A to other R&A client accounts, including other funds, in both nature and quality, and that the scope of services provided by R&A would continue to be suitable for each Fund.
    Investment performance of the Funds and R&A: In light of R&A’s risk-averse approach to investing, the directors believe that risk-adjusted performance continues to be an appropriate measure of each Fund’s investment performance. One measure of risk-adjusted performance the directors have historically used in their review of the Funds’ performance is the Sharpe Ratio. The Sharpe Ratio is a risk-adjusted measure of performance developed by Nobel Laureate William Sharpe. It is calculated by dividing a fund’s annualized excess returns by its annualized standard deviation to determine reward per unit of risk. The higher the Sharpe Ratio, the better a fund’s historical risk-adjusted performance. The Board attaches primary importance to risk-adjusted performance over relatively long periods of time, typically three to five years. Using Morningstar data, Royce Value Trust’s Sharpe Ratio placed in the 2nd quartile for all small-cap objective funds for the three- and five-year periods ended December 31, 2004. Similarly, Royce Micro-Cap Trust’s Sharpe Ratio placed it in the 2nd quartile among its Morningstar micro-cap peer group for the three- and five-year periods. Finally, Royce Focus Trust’s Sharpe Ratio placed it in the 1st quartile among all small-cap objective funds for the three- and five-year periods.

THE ROYCE FUNDS SEMIANNUAL REPORT 2005 | 43

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (CONTINUED)

    The directors noted that R&A manages a number of funds that invest in small-cap and micro-cap issuers, many of which were outperforming the Russell 2000 Index and their competitors. Although the directors recognized that past performance is not necessarily an indicator of future results, they found that R&A had the necessary qualifications, experience and track record in managing small-cap and micro-cap securities to manage the Funds. The directors determined that R&A continued to be an appropriate investment adviser for the Funds and concluded that each Fund’s performance supported the renewal of its Investment Advisory Agreement.
    Cost of the services provided and profits realized by R&A from its relationship with each Fund: The directors considered the cost of the services provided by R&A and profits realized by R&A from its relationship with each Fund. As part of the analysis, the Board discussed with R&A its methodology in allocating its costs to each Fund and concluded that its allocations were reasonable. The directors concluded that R&A’s profits were reasonable in relation to the nature and quality of services provided.
    The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale:
The directors considered whether there have been economies of scale in respect of the management of the Funds, whether the Funds have appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The directors noted the time and effort involved in managing portfolios of small- and micro-cap stocks and that they did not involve the same efficiencies as do portfolios of large cap stocks. The directors concluded that the current fee structure for each Fund was reasonable, and that no changes were currently necessary.
    Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: The directors reviewed the investment advisory fee paid by each Fund and compared both the services to be rendered and the fees to be paid under the Investment Advisory Agreements to other contracts of R&A and to contracts of other investment advisers to registered investment companies investing in small- and micro-cap stocks, as provided by Morningstar. The directors noted that, in the case of Royce Value Trust, the 1.00% basic fee is subject to adjustment up or down (up to 50 bps in either direction) based on the Fund’s performance versus the S&P 600 SmallCap Index over a rolling period of sixty months. The fee is charged on average net assets over that rolling period. As a result, in a rising market, the fee will be smaller than a fee calculated on the current year’s average net assets, and visa versa. The directors determined that the performance adjustment feature continued to serve as an appropriate incentive to R&A to manage the Fund to the best of its abilities for the benefit of its long-term stockholders. The directors noted that R&A had also agreed to waive its management fee on the liquidation value of outstanding preferred stock if the Fund’s total return from issuance of the preferred is less than the preferred’s coupon rate. The directors also noted that the fee arrangement, which also includes a provision for no fee in periods where the performance is negative, requires Royce to measure the Fund’s performance monthly against the S&P 600, an unmanaged index. Instead of receiving a set fee regardless of its performance, R&A is penalized for poor performance.
    In the case of Royce Micro-Cap Trust, the directors noted that the Fund had a 1.00% basic fee subject to adjustment up or down based on the Fund’s performance versus the Russell 2000 Index over a rolling 36 month period. The fee is charged on average net assets over that rolling period. As a result, in a rising market, the fee will be smaller than a fee calculated on the current year’s average net assets, and visa versa. The directors determined that the performance adjustment feature continued to serve as an incentive to R&A to manage the Fund to the best of its abilities for the benefit of its long-term stockholders. The directors also noted R&A’s voluntarily waiver of its fee on the liquidation value of the outstanding preferred stock in circumstances where the Fund’s total return performance from the issuance of the preferred does not exceed the coupon rate on the preferred for each month during the year.
    Finally, in the case of Royce Focus Trust, the directors noted that if the Fund’s expense ratio were based on total average net assets including net assets applicable to Preferred Stock, it would place in the 1st quartile of its Morningstar peer group. The directors also noted that R&A had voluntarily committed to waive its fee on the liquidation value of the outstanding preferred stock if the Fund’s performance trails the coupon rate of the preferred.
    The directors also considered fees charged by R&A to institutional and other clients and noted that the Funds’ advisory fees, including the performance-based fees for Royce Value Trust and Royce Micro-Cap Trust, compared favorably to those other accounts.
    After the non-interested directors deliberated in executive session, the entire Board, including all the non-interested directors, approved the renewal of the existing Investment Advisory Agreements, concluding that a contract renewal on the existing terms was in the best interest of the shareholders of each Fund and that each investment advisory fee rate was reasonable in relation to the services provided.

44 | THE ROYCE FUNDS SEMIANNUAL REPORT 2005

TheRoyceFunds

Wealth Of Experience
With approximately $20.6 billion in open- and closed-end fund assets under management, Royce & Associates is committed to the same small-company investing principles that have served us well for more than 30 years. Charles M. Royce, our Chief Investment Officer, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff includes six other Portfolio Managers, as well as eight assistant portfolio managers and analysts, and six traders..

Multiple Funds, Common Focus
Our goal is to offer both individual and institutional investors the best available small-cap value portfolios. Unlike a lot of mutual fund groups with broad product offerings, we have chosen to concentrate on small-company value investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

Consistent Discipline
Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

Co-Ownership Of Funds
It is important that our employees and shareholders share a common financial goal; our officers, employees and their families currently have approximately $87 million invested in The Royce Funds.

General Information Additional Report Copies and Fund Inquiries (800) 221-4268 ComputerShare Transfer Agent and Registrar (800) 426-5523	Broker/Dealer Services
For Fund Materials and Performance Updates,
(800) 59-ROYCE (597-6923)

Advisor Services
For Fund Materials, Performance Updates,
Transactions or Account Inquiries
(800) 33-ROYCE (337-6923)

www.roycefunds.com

CE-REP-0605

Item 2: Code(s) of Ethics – Not applicable to this semi-annual report.

Item 3: Audit Committee Financial Expert – Not applicable to this semi-annual report.

Item 4: Principal Accountant Fees and Services – Not applicable to this semi-annual report.

Item 5: Not Applicable.

Item 6: Schedule of Investments – See Item 1.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies –  Not applicable to this semi-annual report.

Item 8: Not Applicable.

Item 9: Submission of Matters to a Vote of Security Holders – None.

Item 10: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that, based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report, the Registrant’s Disclosure Controls and Procedures are effective reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11: Exhibits attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROYCE MICRO-CAP TRUST, INC.

BY:	/s/ Charles M. Royce
Charles M. Royce
President

Date: August 23, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

ROYCE MICRO-CAP TRUST, INC.	ROYCE MICRO-CAP TRUST, INC.

BY:	/s/ Charles M. Royce	BY:	/s/ John D. Diederich
	Charles M. Royce		John D. Diederich
	President		Chief Financial Officer

Date: August 23, 2005	Date: August 23, 2005